UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐    Preliminary Proxy Statement
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☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

Energy Fuels Inc.
(Name of Registrant as specified in its charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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ENERGY FUELS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY MAY 17, 2017

MANAGEMENT INFORMATION CIRCULAR
MARCH 23, 2017

ENERGY FUELS INC.
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD
WEDNESDAY MAY 17, 2017

TO THE HOLDERS OF COMMON SHARES:

Notice is hereby given that an annual meeting (the “Meeting”) of the holders of common shares of Energy Fuels Inc. (the “Corporation”) will be held at the Company’s offices at 225 Union Blvd., Suite 600, Lakewood Colorado, USA, 80228 on Wednesday, May 17, 2017 at 10:00 am (Mountain time) for the following purposes:

1.	to elect directors of the Corporation;

2.	to appoint the auditors of the Corporation and to authorize the directors to fix the remuneration of the auditors; and

3.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The accompanying Circular provides additional information relating to the matters to be dealt with at the Meeting and forms part of this Notice.

The Corporation has elected to use the notice-and-access provisions under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”) and the applicable rules of the United States Securities and Exchange Commission (the “SEC”) for the Meeting. The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders by allowing the Corporation to post the Circular and any additional materials online. Shareholders will still receive this Notice of Meeting and a form of proxy and may choose to receive a paper copy of (i) the Circular; (ii) the Corporation’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Corporation’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year. The Corporation will not use the procedure known as 'stratification' in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the Circular to some shareholders with this notice package. In relation to the Meeting, all shareholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the Circular.

Please review the Circular carefully and in full prior to voting, as the Circular has been prepared to help you make an informed decision on the matters to be acted upon. The Circular is available on the website of the Corporation’s transfer agent, CST Trust Company, Inc. at www.meetingdocuments.com/cst/EFR, and under the Corporation’s SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any shareholder who wishes to receive a paper copy of the Circular, should contact CST Trust Company, Inc., at 1-888-433-6443 or fulfilment@canstockta.com by May 5, 2017. Shareholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.

Shareholders who cannot attend the Meeting in person may vote by proxy. Instructions on how to complete and return the proxy are provided with the proxy form and are described in the Circular. To be valid, proxies must be received by CST Trust Company, Inc. by mail at c/o Cover-All, P. O. Box 721, Agincourt, Ontario, Canada, M1S 0A1 or by fax to 1-866-781-3111 (toll-free) or 416-368-2502 or by email to proxy@canstockta.com, no later than 10:00 a.m. (Toronto time) on May 15, 2017, or if the Meeting is adjourned, no later than 10:00 a.m. (Toronto time) on the last business day preceding the day to which the Meeting is adjourned.

Dated at Lakewood, Colorado, USA this 23rd day of March, 2017.

BY ORDER OF THE BOARD

(Signed) “Stephen P. Antony”
President and Chief Executive Officer

MANAGEMENT INFORMATION CIRCULAR OF ENERGY FUELS INC.

(the “Circular”)

i

ii

Assessments	45
The Role of the Board in Risk Oversight	45
Board Leadership Structure	46
COMMUNICATIONS TO THE BOARD	46
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS	46
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS	46
ADDITIONAL INFORMATION	46

iii

MANAGEMENT INFORMATION CIRCULAR

The information contained in this management information circular (“Circular”) is furnished in connection with the solicitation of proxies to be used at the annual meeting of shareholders of Energy Fuels Inc. (the “Corporation”) to be held at Company’s offices at 225 Union Blvd., Suite 600, Lakewood Colorado, USA, 80228 on Wednesday, May 17, 2017 at 10:00 am (Mountain time) (the “Meeting”), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally by directors, officers or regular employees of the Corporation. The solicitation of proxies by this Circular is being made by or on behalf of the management of the Corporation. The total cost of the solicitation will be borne by the Corporation.

Except as otherwise indicated, information in this Circular is given as of March 23, 2017.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the form of proxy accompanying this Circular are officers and/or directors of the Corporation. A shareholder of the Corporation has the right to appoint a person other than the persons specified in such form of proxy and who need not be a shareholder of the Corporation to attend and act for the shareholder and on the shareholder’s behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope in the manner set forth in the accompanying Notice of Meeting.

A shareholder of the Corporation who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the shareholder or the shareholder’s attorney authorized in writing, deposited at the registered office of the Corporation, or at the offices of CST Trust Company, Inc. by mail to c/o Cover-All, P.O. Box 721, Agincourt, Ontario, Canada, M1S 0A1 or by fax to 1-866-781-3111 (toll-free) or 416-368-2502 or by email to proxy@canstockta.com, up to 5:00 p.m. (Toronto time) on the second business day preceding the date of the Meeting, or any adjournment thereof, or with the Chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The persons named in the enclosed form of proxy will vote the common shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a shareholder of the Corporation specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favour of each of the matters referred to herein.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this Circular, the management of the Corporation knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares owned by a person (a “non-registered owner”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered owner deals with in respect of the common shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada (“CDS”), or The Depository Trust Company in the United States) of which the Intermediary is a participant.

In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail: (i) a voting information form which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”); (ii) a letter from the Corporation with respect to the notice and access procedure; and (iii) the request for financial statements form (collectively, the “Notice and Access Package”). The Circular and the Notice of Meeting may be found at and downloaded from www.meetingdocuments.com/cst/EFR.

NOBOs who have standing instructions with the Intermediary for physical copies of the Circular will receive by mail the Notice and Access Package, the Circular and the Notice of Meeting.

Intermediaries are required to forward the Notice and Access Package to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information (“OBOs”) unless an OBO has waived the right to receive them. Very often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

(a)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non‑registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

(b)
be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the Meeting in person, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner’s name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

Management of the Corporation does not intend to pay for Intermediaries to forward the Notice and Access Package to OBOs. An OBO will not receive the Notice and Access Package unless the Intermediary assumes the cost of delivery.

BROKER NON-VOTES

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers.  If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters.  Other than the proposal for the appointment of KPMG LLP as our auditors for the fiscal year ended December 31, 2017, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any securities represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of directors.  For purposes of the Corporation’s majority voting policy, a broker non-vote is not considered to be a vote withheld.

DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS

The Notice and Access Package is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of the Circular and the Notice of Meeting may be found and downloaded from www.meetingdocuments.com/cst/EFR. If you are a NOBO, and the Corporation or its agent has sent the Notice and Access Package directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Corporation (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice and Access Package to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The authorized capital of the Corporation consists of an unlimited number of common shares (“Common Shares”), an unlimited number of preferred shares issuable in series, and an unlimited number of Series A preferred shares. On November 5, 2013, the Corporation consolidated the then outstanding common shares on the basis of one post-consolidation share for every fifty pre-consolidation shares (the “Consolidation”). All share information in this Circular for periods prior to Consolidation have been adjusted to give effect to the Consolidation. No fractional common shares were issued pursuant to the Consolidation. As of March 23, 2017, the Corporation had issued and outstanding 70,125,924 Common Shares and no preferred shares.

The Corporation made a list of all persons who were registered holders of Common Shares as of the close of business on March 21, 2017 (the “Record Date”) and the number of Common Shares registered in the name of each person on that date. Each shareholder as of the Record Date is entitled to one vote for each Common Share registered in his or her name as it appears on the list on all matters which come before the Meeting.

To the knowledge of the directors and senior officers of the Corporation, as of March 23, 2017, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Corporation entitled to be voted at the Meeting.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1 - Election of Directors

The board of directors of the Corporation (the "Board") may consist of a minimum of three and a maximum of fifteen directors, who are elected annually. The Board is currently composed of eight directors, and six directors will be elected at the Meeting. Messrs. Glenn J. Catchpole and Ron F. Hochstein will not be standing for re-election at the Meeting.

The Corporation has adopted an advance notice requirement in its by-laws for nominations of directors by shareholders. Among other things, the advance notice requirement fixes a deadline by which shareholders must submit to the Corporation a notice of director nominations prior to any annual or special meeting of shareholders at which directors are to be elected, and sets forth the information that a shareholder must include in the notice for it to be valid. As of the date hereof, the Corporation has not received notice of any director nominations in connection with the Meeting.

Shareholders will vote for the election of each individual director separately. The Corporation has adopted a majority voting policy for the election of directors whereby, in an uncontested election, any nominee who receives a greater number of shares withheld from voting than shares voted in favour of his or her election is expected to tender his or her resignation to the Board, to take effect upon acceptance by the Board. The Board will, within 90 days of the Meeting, determine whether to accept any such offer to resign.

The following table provides the names of and information for the nominees for election as directors of the Corporation (the “Nominees”). The persons named in the enclosed form of proxy intend to vote for the election of each of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. All directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected or appointed, unless his office is vacated earlier in accordance with the by-laws of the Corporation or the provisions of the Business Corporations Act (Ontario). Unless otherwise indicated, the address of each director in the table set forth below is: care of Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado, USA 80228.

Name and Municipality of Residence	Office Held	Director Since(1)	Principal Occupation, if different than Office Held	Age
J. Birks Bovaird(2)(5) Ontario, Canada	Chair and Director	2006	Consultant, providing advisory services to natural resource companies	69
Stephen P. Antony(3) Colorado, USA	President & CEO, Director	2009	Same	67
Ames Brown(4) New York, USA	Director	2015	Chief Investment Officer at Capital Counsel Management LLC	37
Paul A. Carroll(4)(5) Ontario, Canada	Director	2010	President of Carnarvon Capital Corporation; President & CEO of World Wide Minerals Ltd.	75
Bruce D. Hansen(2)(4) Colorado, USA	Director	2007	CEO of General Moly Inc., a US-based mineral company	59
Dennis L. Higgs(3) British Columbia, Canada	Director	2015	Chairman and Director, Nevada Exploration Inc.	59

Notes:

(1)
Directors are elected annually and hold office until a successor is elected at a subsequent annual meeting of the Corporation, unless a director’s office is earlier vacated in accordance with the by-laws of the Corporation or the provisions of the Business Corporations Act (Ontario).

(2)	Member of the Compensation Committee.

(3)	Member of the Environment, Health and Safety Committee.

(4)	Member of the Audit Committee.

(5)	Member of the Governance and Nominating Committee.

Information about each Nominee, including present principal occupation, business or employment and the principal occupations, businesses or employments within the five preceding years, is set out below.

J. Birks Bovaird

For a majority of his career, Mr. Bovaird's focus has been the provision and implementation of corporate financial consulting and strategic planning services. He was previously the Vice President of Corporate Finance for one of Canada’s major accounting firms. He is a director and Chairman of GTA Resources and Mining Inc. (TSXV:GTA) as well as a member of the Audit Committee of that company. He is an independent director of Noble Mineral Exploration Inc. (TSXV:NOB) where he is a member of the Audit Committee. He is a director, Chairman of the Board and Chair of the Audit Committee of Buccaneer Gold Corp. (TSXV.BGC). He also serves as an independent director and member of the audit committee of Interactive Capital Partners Corporation (ICPC) which is a reporting issuer whose common shares are not currently listed on any stock exchange. ICPC is in the process of preparing the necessary financial reports in order to bring the company back into good standing with the Ontario Securities Commission. Mr. Bovaird has previously been involved with numerous public resource companies, both as a member of management and as a director. He is a graduate of the Canadian Director Education Program and holds an ICD.D designation.

Stephen P. Antony

Mr. Antony is a registered professional engineer in a number of states in which the Corporation holds properties. He is a graduate of the Colorado School of Mines, and holds a Masters of Business Administration from the University of Denver. Over the last 40 years, Mr. Antony has held increasingly senior positions in both the technical and managerial sectors of the mining business. He first entered the uranium business with Mobil Oil’s Mining and Mineral group in the mid 1980’s, during which time he developed the reclamation plan for Mobil’s El Mesquite in situ recovery operation in south Texas. He joined Energy Fuels Nuclear, Inc. (“EFN”) in 1986 as the company was growing to become the largest U3O8 producer in the US, peaking at more than five million pounds annually. Mr. Antony served as Director of Technical Services for the company where he authored many of the feasibility studies which provided justification for the expansion of EFN’s highly successful Breccia Pipe Mine projects in the Arizona Strip. Subsequent to his employment with EFN, Mr. Antony held a brief position with Power Resources, Inc. ("PRI") as Vice President of Business Development. He then consulted to Cameco Corp. on due diligence prior to its acquisition of PRI, which Cameco undertook as part of its strategy to become a significant uranium producer in the US. Mr. Antony was most recently Chief Operating Officer of the Corporation, responsible for the daily operations of the Corporation, including all aspects of uranium property exploration, ore production and mill processing. He was appointed President and Chief Executive Officer of the Corporation on April 1, 2010.

Ames Brown

Mr. Brown is currently Chief Investment Officer (“CIO”) of Capital Counsel Management LLC since 2014 and previously worked as a financial consultant with Wells Fargo & Co. As CIO of Capital Counsel Management, Mr. Brown holds ultimate responsibility for a large portfolio of global investments in oil, gas, mining, and financial services. In his role with Wells Fargo, Mr. Brown managed similarly constituted portfolios. Since 2016, Mr. Brown has also served as Chairman of the Board of Directors at the Foundation for Research on Equal Opportunity, a federal policy research institute. Mr. Brown holds a Master of Business Administration and a Master of Science in Strategic Communications from Columbia University, a Bachelor of Arts in History from Yale University, and completed two years of doctoral studies in financial accounting at Harvard University and the Massachusetts Institute of Technology.

Paul A. Carroll

Mr. Carroll has had a lengthy business career in the mining industry, both as a lawyer and as a director and/or officer of many mining companies. He has been engaged in the mineral exploration and mining industry in Canada, the U.S., Mexico, Central and South America, Africa, China, Russia and Kazakhstan. Mr. Carroll is President of Carnarvon

Capital Corporation, a corporate management and advisory company based in Toronto, Canada. Companies with which he has been extensively involved include Dundee Corporation, a full-service investment bank, Corona Corporation, where he was a member of the Executive Committee, Zemex Corporation, Royex Gold Mining Corporation, Campbell Resources Inc., Cobra Emerald Mines Ltd., Lacana Mining Corporation where he was Chair, Arcon International Resources plc where he was Chair, Tahera Corporation, World Wide Minerals Ltd. where he is President and Chief Executive Officer, Poco Petroleum Ltd., Mascot Gold Mines Ltd., United Keno Hill Mines Ltd., Repadre Capital Corporation (now IAMgold Corporation), Crowflight Minerals Inc., War Eagle Mining Company Inc. and Diadem Resources Ltd. From 2004 to 2005, as one of the committee of “independent directors” thereof, Mr. Carroll was a director of Argus Corporation Limited and Hollinger Inc. and in 2005 he was Chief Executive Officer. He was a director of The Uranium Institute (now the World Nuclear Association) in 1998. In addition to the Corporation, Mr. Carroll is currently a director of: World Wide Minerals (TSX, CDN, OTC); and War Eagle Mining Company Inc. (TSX-V). Mr. Carroll serves on the Audit Committee of War Eagle Mining Company Inc.

Bruce D. Hansen

Mr. Hansen is currently Chief Executive Officer and a director of General Moly Inc., a position he has held since 2007. Prior to that, Mr. Hansen was Senior Vice-President, Operations Services and Development with Newmont Mining Corporation. He worked with Newmont for ten years holding increasingly senior roles, including CFO from 1999 to 2005. Prior to joining Newmont, Mr. Hansen spent 12 years with Santa Fe Pacific Gold, where he held increasingly senior management roles including Senior Vice President of Corporate Development and Vice President Finance and Development. Mr. Hansen holds a Masters of Business Administration from the University of New Mexico and a Bachelor of Science degree in Mining Engineering from the Colorado School of Mines. Mr. Hansen is also a director and serves as Chair of the Audit Committee of ASA Gold and Precious Metals Ltd. (NYSE).

Dennis L. Higgs

Mr. Higgs has been involved in the financial and venture capital markets in Canada, the United States, and Europe for over thirty years.  He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984.  Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies.  Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc., both of which were the subject of take-over bids.  Most recently, Mr. Higgs was one of the founding Directors and subsequently Executive Chairman of Uranerz before it merged with Energy Fuels.   Mr. Higgs was Executive Chairman of the Board of Directors of Uranerz from February 1, 2006 until June 18, 2015. Mr. Higgs is currently Chairman and a director of Nevada Exploration Inc., a TSX Venture Exchange mineral exploration company (TSX.V:NGE).  Mr. Higgs holds a Bachelor of Commerce degree from the University of British Columbia.

Cease Trade Orders, Bankruptcies and Legal Proceedings

We do not currently know of any legal proceedings against us involving our Nominees, executive officers or shareholders of more than 5% of our voting shares. Except as set out below, to the knowledge of the Corporation, no Nominee is, or has been in the last 10 years, (a) a director, chief executive officer or chief financial officer of a company that (i) while that person was acting in that capacity, was the subject of a cease trade order or similar order (including a management cease trade order) or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days, or (ii) after that person ceased to act in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person acted in such capacity, or (b) a director or executive officer of a company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his assets.

Mr. Bovaird was a director of HMZ Metals Inc. (“HMZ”) at the time a management cease trade order was issued on September 6, 2005 requiring the directors, officers and insiders of HMZ to cease all trading in, or acquisition of, the securities of HMZ due to HMZ’s failure to file its interim financial statements for the six month period ended June 30, 2005. The management cease trade order issued on September 6, 2005 expired on October 20, 2005. The management cease trade order issued on April 3, 2006 expired and was replaced with a permanent management cease trade order dated April 17, 2006, which was allowed to expire on June 2, 2008. Mr. Bovaird was also an independent director of Fort Chimo Minerals Inc. (“Fort Chimo”) at the time a management cease trade order was issued on June 5, 2007 requiring the directors, officers and insiders of Fort Chimo to cease all trading in, or acquisition of, the securities of Fort Chimo due to Fort Chimo’s failure to file its interim financial statements for the three month period ended March 31, 2007. The management cease trade order was allowed to expire on July 9, 2007 after Fort Chimo remedied the filing default.

Mr. Carroll is a director and President and Chief Executive Officer of World Wide Minerals Ltd., a Canadian public company which is subject to an issuer cease trade order issued by the Ontario Securities Commission on May 9, 2011 for failure to file financial statements and has not been revoked.

No Nominee or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries.  Unless noted above, during the past ten years, no Nominee or executive officer of the Corporation has:

(a)
filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)
been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)
been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)
been found by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)
been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section

1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Corporation. There are no arrangements or understandings with major shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected. Under a strategic relationship agreement between Energy Fuels and Korea Electric Power Corporation (“KEPCO”) entered into in 2013, the Corporation agreed to nominate one person designated by KEPCO for election as a director at any shareholder meeting where directors are to be elected, provided that the Corporation has the ability to terminate such right if KEPCO holds less than 5% of the outstanding Common Shares. As KEPCO currently holds less than 5% of the outstanding Common Shares, the Corporation has elected not to nominate a person designated by KEPCO for election as a director at the Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% shareholders are required to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

The Corporation believes all transactions required to be reported pursuant to Section 16(a) were timely reported by the Corporation’s officers, directors and greater than 10% shareholders, except as set out below:

•
Stephen P. Antony timely filed an initial report on Form 3; however his direct beneficial ownership of common shares was under reported by 67,000 common shares. A Form 3/A was filed to amend this discrepancy;

•
Glenn Catchpole timely filed an initial report on Form 3; however his direct beneficial ownership of common shares was over reported by 96,903 common shares. A Form 3/A was filed to amend this discrepancy

Proposal 2 - Appointment of Auditors

The management of the Corporation has proposed the appointment of KPMG LLP of Denver, Colorado, as the auditors of the Corporation to hold office until the close of the next annual meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board of Directors through the Audit Committee.
The Corporation has changed its auditors from KPMG LLP, Toronto, Ontario ("KPMG Toronto") to KPMG LLP, Denver, Colorado ("KPMG Denver"), effective March 31, 2017. The change was made because the Corporation switched to reporting its financial statements pursuant to United States generally accepted accounting principles, and the Corporation’s principal place of business is located in a suburb of Denver. Therefore, conducting the Corporation's audit out of the Toronto office of KPMG LLP was no longer cost effective to the Corporation. At the request of the Corporation and upon mutual agreement, KPMG Toronto resigned as the principal independent registered public accountant of the Corporation, and KPMG Denver was engaged as the Corporation's principal independent registered public accountant, effective March 31, 2017. For United States securities law purposes, KPMG Toronto and KPMG Denver are separate accounting firms, and therefore for United States securities law purposes, the switch from KPMG LLP's Toronto office to the Denver office constituted a change of auditor for the Corporation. For purposes of complying with National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, and for complying with the requirements of Schedule 14A, a copy of the Corporation's disclosure in regard to the change of auditor in the U.S. is attached as Appendix "A" and incorporated herein by reference.

The persons named in the form of proxy accompanying this Circular intend to vote for the appointment of KPMG Denver as the auditors of the Corporation for the ensuing year or until their successors are appointed and to authorize the directors of the Corporation to fix the remuneration of the auditors, unless the shareholder has specified in the form of proxy that the Common Shares represented by such proxy are to be withheld from voting in respect thereof. KPMG Toronto was first appointed as the auditors of the Corporation on April 12, 2007.

The Corporation expects that a representative of KPMG Denver will be present at the Meeting and will be available to answer questions.

EXECUTIVE OFFICERS

As of March 23, 2017, the five senior executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:

Name and Municipality of Residence(1)	Office Held	Officer Since	Age
Stephen P. Antony Colorado, USA	President & CEO(2), Director	2009	67
Mark S. Chalmers Colorado, USA	Chief Operating Officer(2)	2016	59
David C. Frydenlund Colorado, USA	Senior Vice President, General Counsel and Corporate Secretary	2012	59
W. Paul Goranson Colorado, USA	Executive Vice President, ISR Operations	2015	55
Daniel G. Zang Colorado, USA	Chief Financial Officer	2014	62

(1) Harold R. Roberts, our Executive Vice President, Conventional Operations, was an executive officer during the financial year ended December 31, 2016. Mr. Roberts retired effective January 31, 2017.
(2) Effective July 1, 2017, Mr. Chalmers, the Current Chief Operating Officer of the Corporation, will become the President (as well as Chief Operating Officer) of the Corporation, and Mr. Antony will continue as the Chief Executive Officer of the Corporation.

Stephen P. Antony

Mr. Antony is the President and Chief Executive Officer of the Corporation. Effective July 1, 2017, Mr. Chalmers, the Current Chief Operating Officer of the Corporation, will become the President (as well as Chief Operating Officer) of the Corporation, and Mr. Antony will continue as the Chief Executive Officer of the Corporation. Mr. Antony is a registered professional engineer in a number of states in which the Corporation holds properties. He is a graduate of the Colorado School of Mines, and holds a Masters of Business Administration from the University of Denver. Over the last 40 years, Mr. Antony has held increasingly senior positions in both the technical and managerial sectors of the mining business. He first entered the uranium business with Mobil Oil’s Mining and Mineral group in the mid 1980’s, during which time he developed the reclamation plan for Mobil’s El Mesquite in situ recovery operation in south Texas. He joined Energy Fuels Nuclear, Inc. ("EFN") in 1986 as the company was growing to become the largest U3O8 producer in the US, peaking at more than five million pounds annually. Mr. Antony served as Director of Technical Services for the company where he authored many of the feasibility studies which provided justification for the expansion of EFN’s highly successful Breccia Pipe Mine projects in the Arizona Strip. Subsequent to his employment with EFN, Mr. Antony held a brief position with Power Resources, Inc. ("PRI") as Vice President of Business Development. He then consulted to Cameco Corp. on due diligence prior to its acquisition of PRI, which Cameco undertook as part of its strategy to become a significant uranium producer in the US. Mr. Antony was most recently Chief Operating Officer of the Corporation, responsible for the daily operations of the Corporation, including all aspects of uranium property exploration, ore production and mill processing. He was appointed President and Chief Executive Officer of the Corporation on April 1, 2010.

Mark S. Chalmers

Mr. Chalmers is the Corporation’s Chief Operating Officer.  Effective July 1, 2017, Mr. Chalmers will become the President (as well as Chief Operating Officer) of the Corporation. Mr. Chalmers has an extensive background in both the U.S. and global uranium mining and processing industries.  From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, and was responsible for the Langer Heinrich and Kayelekera mines, where he oversaw sustained, significant increases in production while reducing operating costs.  He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomic (Australia) as Senior Vice President and General Manager, and the Highland Mine owned by Cameco Corporation (USA) as Vice President, Operations.  Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he has held for 10 years.  Mr. Chalmers is a registered professional engineer, and holds a Bachelor of Science in Mining Engineering from the University of Arizona.  Mr. Chalmers is a director of Uranium Africa Ltd currently a private company based in Australia.

David C. Frydenlund

Mr. Frydenlund is the Corporation’s Senior Vice President, General Counsel and Corporate Secretary. Mr. Frydenlund’s responsibilities include all legal matters relating to the Corporation’s activities. His expertise extends to United States Nuclear Regulatory Commission, United States Environmental Protection Agency, State and Federal regulatory and environmental laws and regulations. From 1997 to July 2012, Mr. Frydenlund was Vice President Regulatory Affairs, Counsel, General Counsel and Corporate Secretary of Denison Mines Corp., and its predecessor International Uranium Corporation (IUC), and was also a director of IUC from 1997 to 2006 and Chief Financial Officer of IUC from 2000 to 2005. From 1996 to 1997, Mr. Frydenlund was a Vice President of the Lundin Group of international public mining and oil and gas companies, and prior thereto was a partner with the Vancouver law firm of Ladner Downs (now Borden Ladner Gervais) where his practice focused on corporate, securities and international mining transactions law. David holds a bachelor’s degree in business and economics from Simon Fraser University, a master’s degree in economics and finance from the University of Chicago and a law degree from the University of Toronto.

W. Paul Goranson

Paul Goranson is the Corporation’s Executive Vice President, ISR Operations. Mr. Goranson has over twenty-eight years of mining, processing and regulatory experience in the uranium extraction industry that includes both conventional and in-situ recovery ("ISR") mining. Prior to the acquisition of Uranerz by the Corporation, Mr. Goranson served as President, Chief Operating Officer and Director for Uranerz, where he was responsible for operations of the Nichols Ranch ISR Uranium Project. Prior to his time with Uranerz, Mr. Goranson was President of Cameco Resources, a wholly-owned U.S. subsidiary of Cameco Corporation. Mr. Goranson was responsible for executing the "Double U" growth strategy for Cameco's U.S. operations, including developing production expansion projects such as the North Butte ISR uranium recovery facility and the refurbishment of the Highland Central Processing Plant. While President of Cameco Resources, Mr. Goranson's responsibilities included executive leadership for the operations at the Smith Ranch-Highland, Crow Butte and North Butte ISR uranium recovery facilities. Prior to Cameco Resources, Mr. Goranson was Vice President of Mesteña Uranium LLC (“Mesteña”) where he led the construction, start-up and operation of the Alta Mesa project. Prior to Mesteña, Mr. Goranson was the manager for radiation safety, regulatory compliance and licensing with Rio Algom Mining LLC, a division of BHP Billiton. Mr. Goranson is a registered Professional Engineer, and holds a Master of Science in Environmental Engineering from Texas A&M University, Kingsville along with a Bachelor of Science in Natural Gas Engineering from Texas A&I University, Kingsville. Mr. Goranson is a Director of enCore Energy Corp. (TSXV:EU).

Daniel G. Zang

Mr. Zang is the Corporation’s Chief Financial Officer. He has many years of experience as Chief Financial Officer, Controller, Chief Accounting Officer and other positions with a number of public and private companies, including

Controller and Treasurer of General Moly, Inc. and Vice President and Controller of Cyprus Copper Company, an operating division of Cyprus Minerals Company that earned annual revenues in excess of $1 billion. Prior to joining the Corporation, Mr. Zang served as Deputy Chief Financial Officer of Umami Sustainable Seafood Inc. in San Diego, California from 2012 to 2013, and Chief Financial Officer of Umami from 2010 to 2012. Prior to Umami, Mr. Zang was a Senior Finance and Accounting Professional based in Littleton, Colorado from 2009 to 2010. From 2007 to 2009, Mr. Zang was Controller and Treasurer for General Moly Inc. Mr. Zang has a bachelor’s degree in accountancy from the University of Illinois, Champaign-Urbana and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Compensation Governance

The Corporation's Compensation Committee is made up of three directors, being J. Birks Bovaird, Bruce D. Hansen, and Ron F. Hochstein, each of whom is independent pursuant to Section 805(c) of the NYSE MKT Company Guide (the “Company Guide”) and pursuant to applicable Canadian securities laws. Each of Messrs. Bovaird, Hansen and Hochstein has direct educational and work experience that is relevant to his responsibilities in executive compensation. The Compensation Committee has been delegated the task of reviewing and recommending to the Board, the Corporation’s compensation policies, and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Corporation’s overall goals.

The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”), evaluating the CEO’s performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO’s compensation level (including salary, incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO’s compensation rests with the Board, taking into consideration the Compensation Committee’s recommendations, corporate and individual performance, and industry standards.

The Compensation Committee has also been delegated the task of reviewing and approving for executive officers, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any stock option or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factors into decisions concerning compensation.

In January 2016, the Corporation engaged the Harlon Group, a compensation consulting company to conduct a compensation study for employees, the executive officers and the Board, and to provide data on equity incentive practices in the industry for the executive team and the Board. The compensation survey data utilized in the Harlon Group’s review was from a benchmark analysis of the following public companies, collectively considered to be a peer group for the Corporation, utilizing 2014 data from their respective 2015 proxy statements (the information below relating to each of the peer companies is taken from such proxy statements or other publicly available information regarding such companies):

•
McEwen Mining Inc. – (NYSE:MUX; TSX:MUX) – engages in the exploration, development, and production of gold, silver, and copper in the Americas, including the San Jose mine in Santa Cruz, Argentina, the El Gallo 1 mine and El Gallo 2 project in Sinaloa, Mexico, the Gold Bar project in Nevada, and the Los Azules project in San Juan, Argentina;

•	Asanko Gold Inc. – (NYSE MKT:AKG; TSX:AKG) – engages in the exploration, development, and production of gold in Ghana, including the Asanko Gold mine;

•
Klondex Mines Ltd. – (NYSE MKT:KLDX; TSX:KDX) – engages in the exploration, development, and production of gold and silver projects in north central Nevada, USA, including the Fire Creek project and the Midas mine and ore milling facility;

•
Kirkland Lake Gold Ltd. – (TSX:KL) – is a mid-tier gold producer with properties in Canada and Australia, including the Macassa mine and Taylor mine, located in Northeastern Ontario, and the Fosterville mine located in the State of Victoria, Australia;

•	Continental Gold Inc. – (TSX:CNL) – engages in the acquisition, exploration, evaluation, and development of gold projects in Columbia, including the Buritica project;

•	Polymet Mining Corp. – (NYSE MKT:PLM; TSX:POM) – engages in the development of the NorthMet copper-nickel-precious metals project in northeastern Minnesota;

•	Paladin Energy Ltd. – (ASX:PDN; TSX:PDN) – develops and operates uranium mines in Namibia and Malawi, including the Langer Heinrich mine;

•
Dundee Precious Metals Inc. – (TSX:DPM) – engaged in the acquisition, exploration, development, and mining of precious metals from projects in Europe, Asia, and Africa, including the Chelopech copper-gold-silver project in Bulgaria, the Kapan copper-zinc project in Armenia, and the Tsumeb smelter in Namibia;

•
Seabridge Gold, Inc. – (NYSE:SA; TSX:SEA) – engages in the acquisition and exploration of gold, copper, silver, and molybdenum properties in Canada, including the Kerr-Sulphurets-Mitchell project in British Columbia and the Courageous Lake gold project in the Northwest Territories of Canada;

•	Teranga Gold Corporation – (TSX:TGZ; ASX:TGZ) – engages in the exploration, development, and production of gold from projects in West Africa, including the Sabodala gold mine in Senegal;

•	Energy Resources of Australia Ltd. – (ASX:ERA) – engages in the production of uranium from the Ranger project in Australia;

•
Silvercorp Metals Inc. – (TSX:SVM) – engages in the exploration, development, and mining of precious and base metals from properties in China and Canada, including four silver-lead-zinc mines in the Ying Mining District in Henan Province, China, and the GC silver-lead-zinc mine in the Guangdong Province;

•
Peninsula Energy Ltd. – (ASX:PEN) – engages in the exploration, development and production of uranium from projects in the United States and Africa, including the Lance Project in Wyoming and the Karoo Project in South Africa;

•	NexGen Energy Ltd. – (TSX-V:NXE) – engages in the acquisition, exploration and development of uranium properties in Canada, including the Rook I property in the Athabasca Basin, Canada;

•	Dalradian Resource Inc. – (TSX:DNA; LSE:DALR) – engages in the acquisition, exploration, and evaluation of gold and silver projects in Northern Ireland, including the Curraghinalt gold project;

•
Largo Resources Ltd. – (TSX-V:LGO) – engages in the acquisition, exploration, and development of vanadium, iron, tungsten, molybdenum, chromite, and platinum properties in Brazil and Canada, including the Maracas Menchen mine;

•
Uranium Energy Corp. (NYSE MKT:UEC) – engages in the exploration, extraction, and processing of in situ uranium projects in the U.S. and Paraguay, including the Hobson processing plant and Palangana, Goliad, and Burke Hollow projects;

•
Gold Resource Corp. – (NYSE MKT:GORO) – engages in the exploration and production of gold and silver in Mexico and the U.S., including its flagship El Aquila project in the State of Oaxaca and exploration projects in Nevada; and

•	UR-Energy Inc. – (NYSE MKT: URG; TSX:URE) – engages in the acquisition, evaluation, exploration, development, and operation of in situ uranium projects, including the Lost Creek property in Wyoming.

This peer group was chosen to be representative of the pool from which the Corporation can expect to draw its management talent. The Corporation has three production centers, with the only operating uranium mill in the United States. Twenty four similar companies in the mining industry with market capitalizations of between one half and two times the Corporation’s market capitalization were listed by the Harlon Group for the Compensation Committee’s review. The companies were rated based on their similarity with the Corporation in the categories of primary exchange of public listing of securities (Canada, Australia, USA), sub-mining industry (uranium or other metals) and primary source of revenue (production or exploration and development). Additionally, Compensation Committee members reviewed the peer group list using their own criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium mining. This resulted in the adoption of the foregoing peer group to be used to determine Executive Compensation.

The Harlon Group’s January 2016 report was considered by the Compensation Committee in making its determinations and recommendations to the Board for executive compensation in January 2016.

In addition to the compensation paid to executive officers in 2016, based on recommendations from the Compensation Committee, the Board awarded additional transactional bonuses to executive officers and other members of the management team in connection with the successful completion of the Alta Mesa acquisition.

The following table sets forth the fees paid to consultants and advisors related to determining compensation for executive officers and directors for each of the two most recently completed financial years.

Year	Executive Compensation-Related Fees(1)	All Other Fees(2)
Financial Year Ended December 31, 2016	US$24,885	Nil
Financial Year Ended December 31, 2015	US$32,888	Nil

Notes:
(1) The aggregate fees billed by each consultant or advisor, or any of its affiliates, for services related to determining compensation for any of the Corporation’s directors or executive officers.
(2) The aggregate fees billed for all other services provided by each consultant or advisor, or any of its affiliates, that are not reported as “Executive Compensation Related Fees.”

Note that the Harlon Group was engaged on behalf of and took instructions from the Compensation Committee, not management. There were no conflicts of interest between the Compensation Committee and the Harlon Group.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2016 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Corporation required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during the fiscal year ended December 31, 2016, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Corporation’s Compensation Committee.

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of the Corporation’s compensation programs are to attract and retain the best possible executives and to motivate the executives to achieve goals consistent with the Corporation’s business strategy. The compensation program is designed to reward executives for achieving these goals.

Elements of Compensation

The compensation practices are intended to be competitive with the peer group, geared to meeting the requirements of the individual, and hence securing the best possible talent to manage the Corporation. During fiscal 2016, the three key elements used to compensate the executive officers of the Corporation were: (i) base salary; (ii) cash bonuses; and (iii) long-term incentives in the form of equity awards. The Corporation had five Named Executive Officers (“NEOs”) for the financial year ended December 31, 2016: Stephen P. Antony; David C. Frydenlund; W. Paul Goranson; Harold R. Roberts (our former Executive Vice President, Conventional Operations); and Daniel G. Zang.

Determination of Compensation

Base Salaries

Base salary is a fixed component of pay that compensates executives for fulfilling their roles and responsibilities and aids in attracting and retaining qualified executives.

Base compensation for the CEO is generally fixed by the Board at its regularly scheduled meeting in January of each year for that year, based on recommendations from the Compensation Committee. In making its recommendations to the Board, the Compensation Committee evaluates levels of compensation provided by the peer group that has been approved by the Compensation Committee. Generally, base salary for the CEO is set relative to base salaries paid to CEOs by the peer group, but the Board may also take into account the Compensation Committee’s recommendation to the Board and the Board’s assessment of the performance of the Corporation overall, the Corporation’s projects and the CEO’s individual contribution.

Base compensation for the NEOs, other than the CEO, is generally fixed by the Compensation Committee at its regularly scheduled meeting in January of each year for that year. Generally, base salaries for the NEOs, other than the CEO, are set relative to levels of compensation provided by the peer group that has been approved by the Compensation Committee. The Compensation Committee may also take into account its assessment of the performance of the Corporation overall, the Corporation’s projects and the particular individual’s contributions.

Cash Bonuses

Along with the establishment of competitive base salaries and long-term incentives, one of the objectives of the executive compensation strategy is to encourage and recognize strong levels of performance by linking the overall performance of the NEO, and in particular the contribution of the NEO, to the objective of maximizing value for the Corporation’s shareholders.

The cash bonus for the CEO for each financial year is approved by the Board, based on the overall financial performance of the Corporation, levels of bonuses provided by benchmark companies, and the achievement of objective measures and individual performance of the CEO. Generally, the target cash bonus level is set at a competitive level relative to the cash bonuses paid by the peer group as a percent of base salary, and the CEO’s actual bonus is based on how well the CEO and the Corporation met the annual performance goals set by the Board in the Corporation’s Short Term Incentive Plan as described under “Performance Goals”, below. The bonus for the CEO is determined in the sole discretion of the Board, based on recommendations from the Compensation Committee.

The bonuses for the NEOs, other than the CEO, for each financial year are approved by the Compensation Committee, based on the overall financial performance of the Corporation, levels of bonuses provided by benchmark companies, and the achievement of objective measures and individual performance of the NEO, and based on recommendations from the CEO. Generally, the target cash bonus levels for the NEOs, other than the CEO, are set at competitive levels relative to cash bonuses paid by the peer group as a percent of base salary, and each NEO’s actual bonus is based on how well the NEO and the Corporation met the annual performance goals set by the Board in the Corporation’s Short Term Incentive Plan as described under “Performance Goals”, below.

The cash bonus in respect of each financial year of the Corporation may be paid in one or more instalments, as determined by the Board, or the Compensation Committee, as the case may be.

In addition, the Board may from time to time, grant additional cash bonuses to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

Long-Term Incentives – Equity Compensation

Under the Equity Incentive Plan, which was approved by the Board on January 28, 2015 and ratified by the shareholders of the Corporation at the June 2015 Annual General and Special Meeting, the Board may, in its discretion, grant from time to time, Options, Stock Appreciation Rights (“SARs”), Restricted Stock and RSUs, Deferred Share Units, Performance Shares and Performance Units, and Stock-Based Units to employees, directors, officers and consultants of the Corporation and its affiliates.

In 2016, the Corporation relied on the grant of RSUs to align the NEOs’ interests with shareholder value. All of the RSUs granted in 2016 vested as to 50% on January 27, 2017, will vest as to an additional 25% on January 27, 2018 and as to the remaining 25% on January 27, 2019. Upon vesting, each RSU entitles the holder thereof to receive one Common Share in the capital of the Corporation for the payment of no additional consideration.

All equity grants are approved by the Board, based on recommendations from the Compensation Committee. Generally, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, and recognize the level of experience and seniority of the Corporation’s senior management team, in order to provide incentive to improve the retention of executives. The Board may also take into account the Compensation Committee’s recommendation to the Board and the Board’s assessment of the performance of the Corporation overall, the Corporation’s projects and the NEO’s individual contribution. Equity incentives granted to NEOs may be made subject to specific vesting requirements which may include vesting over a particular period. In addition, the Board may from time to time, grant additional equity awards to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

Performance Goals

In January 2016, the Corporation adopted a Short Term Incentive Plan (“STIP”). The purpose of the STIP is to align short term performance of executives of the Corporation with the Corporation’s annual business plan and other specified criteria through awarding participants with cash compensation calculated as a percent of annual base salary.

Each year, the Compensation Committee completes a matrix including goals, metrics and weightings to serve as the basis for measuring performance of the Corporation and the participants during and at the end of the year. The matrix generally contains several objective criteria (such as criteria tied to successful implementation of the annual business plan for the year), as well as a subjective category. The objective performance goals generally apply equally to all NEOs, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the Key Performance Indicators (“KPI’s”) for the CEO and the top management group. For 2016 the performance goals related to: share price performance (25% weighting); meeting production guidance (15% weighting); maintaining cash required for operations within certain limits (10% weighting); maintaining a liquid working capital balance at set levels (20% weighting); meeting certain goals for obtaining or advancing permits for projects (10% weighting); and a subjective evaluation specific to each NEO (20% weighting).

The performance metrics for the objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of Plan) will be achieved for each of the objective performance goals, and the target cash bonus level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of Plan) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of Plan) will apply.

The subjective evaluation for each participant will be performed by the Compensation Committee, upon the recommendations of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board of Directors, and other elements specific to the Participant that warrant attention during the year. The weighting of the subjective category generally does not exceed 20% of the total bonus amount for each participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set for the CEO and the senior management team.

The Compensation Committee will determine the target cash bonus level for each participant; generally to be set as a percentage of base salary at the same time it determines the matrix. Generally, the Compensation Committee will set the target cash bonus percent for each participant for the year by reference to the cash bonuses awarded to comparable positions in the peer group established by the Compensation Committee for the most recent year for which data is publicly available. The actual cash bonus award could be lower or higher than the target bonus level depending on the Compensation Committee’s actual evaluation of the performance metrics for the year, as well as any information for industry trends, price level adjustments etc. that would indicate that data for the comparison year would understate or overstate the expected cash bonuses for comparable positions in the peer group during the year.

The STIP also applies an overriding health and safety factor, which serves to discount or eliminate any cash bonuses otherwise payable if the Corporation fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the STIP as it sees fit.

The Corporation believes shareholder value is primarily driven by results, both in terms of financial strength and operating measures such as production, production capability, and mineral reserve and resource growth, as well as protection of public health, safety and the environment and good corporate governance. Each executive’s performance is also evaluated against expectations for fulfilling the executive’s individual responsibilities and goals within his or her particular employment functions and areas of expertise, which also reflects on the executive’s contribution to the Corporation’s success in meeting its objectives.

Consideration of Risks Associated with Compensation Policies

The Compensation Committee considers the implications of risks associated with compensation policies and practices by working closely with the CEO. The CEO is tasked with ensuring that: (i) fair and competitive practices are followed regarding employee compensation at all levels of the Corporation; (ii) the compensation practices do not encourage an NEO or individual at a principal business unit or division to take inappropriate or excessive risk or that are reasonably likely to have a material adverse effect on the Corporation; and (iii) compensation policies and practices include regulatory, environmental compliance and sustainability as part of the performance metrics used in determining compensation. The CEO’s recommendations on these matters are taken into consideration by the Compensation Committee when reviewing and recommending to the Board the Corporation’s compensation policies.

The Corporation has in place a policy that restricts NEOs and directors from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Performance Graph

The following graph compares the total cumulative shareholder return for $100 invested in the Corporation’s Common Shares on December 31, 2011 with the total returns of each of the NYSE Composite Index, Russell 2,000 Index, NASDAQ Composite Index, NYSE MKT Natural Resources Index, and a group of uranium companies consisting of Ur-Energy, Peninsula Energy, Berkeley Energy, Toro Energy, Uranium Energy Corp., Paladin Energy, UEX Corp., Denison Mines Corp., Uranium Resources Inc., and Energy Resources of Australia, for the five most recently completed financial years (assuming reinvestment of dividends) and reflects the Consolidation which occurred on November 5, 2013. The Corporation’s Common Shares are listed for trading on the TSX under the symbol “EFR” and on the NYSE MKT under the symbol “UUUU”.

Comparison of 5-Year Cumulative Total Return
Assuming Initial Investment of $100
(December 31, 2011 - December 31, 2016)
$250.00
$200.00
$150.00
$100.00
$50.00
$-
2011
2012
2013
2014
2015
2016
Energy Fuels Inc.
NYSE Composite Index
Russell 2000 Index
NASDAQ Composite - Total Returns
NYSE MKT Natural Resources Index
Peer Group

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016
Energy Fuels Inc.(1)	$13.50	$9.00	$5.70	$6.19	$2.95	$1.64
Value of $100 Investment	$100.00	$66.67	$42.22	$45.85	$21.85	$12.15
NYSE Composite Index	$7,477.03	$8,443.51	$10,400.33	$10,839.24	$10,143.42	$11,056.90
Value of $100 Investment	$100.00	$112.93	$139.10	$144.97	$135.66	$147.88
Russell 2000	$744.92	$849.35	$1,163.64	$1,204.70	$1,135.89	$1,357.13
Value of $100 Investment	$100.00	$114.02	$156.21	$161.72	$152.48	$182.18
NASDAQ Composite	$2,783.67	$3,269.46	$4,581.05	$5,256.55	$5,622.56	$5,383.12
Value of $100 Investment	$100.00	$117.45	$164.57	$188.84	$201.98	$193.38
NYSE MKT Natural Resources Index	$481.33	$453.11	$441.25	$454.38	$313.09	$363.70
Value of $100 Investment	$100.00	$94.14	$91.67	$94.40	$65.05	$75.56
Peer Group Value of $100 Investment	$100.00	$87.95	$70.53	$61.09	$48.59	$51.30

Notes:
(1) Reflects the Consolidation of common shares of the Corporation.

The Corporation’s compensation to executive officers has generally increased during the five most recently completed financial years. The total cumulative shareholder return for an investment in the Corporation’s Common Shares has decreased over the same period, commencing in 2012, due in part to the Fukushima natural disaster which occurred in March 2011 and the resulting decrease in uranium prices since that time. Executive compensation has increased during that period, in part due to the competition among organizations operating in the natural resources sector to attract and retain the best possible executives.

Equity Incentive Awards

The 2013 Option Plan had been used for the grant of Corporation Options prior to 2015. The Equity Incentive Plan was adopted in January 2015 and provides for the award of stock options, stock appreciation rights, restricted stock and RSUs, deferred share units, performance shares and performance units, and stock-based units, at the discretion of the Board. In 2016, RSUs were granted to Executive Officers and other senior management personnel, and stock options were granted to other Corporation employees. Equity awards are granted in consideration of the level of responsibility of the executive as well as his or her impact or contribution to the longer-term operating performance of the Corporation. All equity grants are approved by the Board, based on recommendations from the Compensation Committee. Generally, in determining the equity incentive awards to be granted to the NEOs, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, and recognizing the level of experience and seniority of the Corporation’s senior management team, in order to provide incentive to improve the retention of executives. The Board may also take into account the Compensation Committee’s recommendation to the Board and the Board’s assessment of the performance of the Corporation overall, the Corporation’s projects and the NEO’s individual contribution. Equity incentives granted to NEOs may be made subject to specific vesting requirements which may include vesting over a particular period

Summary Compensation Table

The following table shows the compensation paid to each of the Corporation’s NEOs over the last three financial years. The compensation of the NEOs is paid and reported in United States dollars.

Non-Equity Incentive Plan Compensation ($)
Name and Principal Position	Year	Salary (US$)	Share-Based Awards (US$)(1)(4)	Option- Based Awards (US$)(2)	Annual Incentive Plans	Long-Term Incentive Plans	Pension Value (US$)	All Other Compensation (US$)(3)(4)(5)(6)	Total Compensation (US$)
Stephen P. Antony President & CEO	2016 2015 2014	399,295 374,700 360,000	718,670 267,771 Nil	Nil Nil 212,616	127,000 269,500 75,000	Nil Nil Nil	Nil Nil Nil	196,500 10,600 10,400	1,441,465 922,571 658,016
David C. Frydenlund Sr. VP, General Counsel and Corporate Secretary	2016 2015 2014	245,720 239,167 230,000	195,062 144,793 Nil	Nil Nil 106,308	73,000 101,500 25,000	Nil Nil Nil	Nil Nil Nil	9,231 Nil Nil	523,013 485,460 361,308
W. Paul Goranson(7) Executive VP, ISR Operations	2016 2015 2014	248,292 128,877 Nil	195,062 83,998 Nil	Nil Nil Nil	43,000 Nil Nil	Nil Nil Nil	Nil Nil Nil	69,749 Nil Nil	556,103 212,875 Nil
Harold R. Roberts(8) Executive VP, Conventional Operations	2016 2015 2014	247,768 241,417 235,000	180,001 117,651 Nil	Nil Nil 106,308	45,000 26,000 7,500	Nil Nil Nil	Nil Nil Nil	10,600 9,653 6,567	483,368 394,721 355,375
Daniel G. Zang(9) CFO	2016 2015 2014	245,720 236,667 196,250	195,062 117,839 Nil	Nil Nil 106,308	73,000 103,000 20,500	Nil Nil Nil	Nil Nil Nil	19,066 10,600 8,670	532,848 468,106 331,728

Notes:

(1)
The share-based awards were comprised of RSUs, which were granted during 2015 and 2016. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price on the NYSE MKT on the last trading day prior to the date of grant of the RSU, or (b) the volume weighted average trading price on the NYSE MKT ending on the last trading day prior to the date of grant of the RSU.

(2)
The fair value of each option award (an “Option”) granted at the time of the grant was calculated using the Black-Scholes option-pricing model. For the assumptions made in calculating the fair value of these options, see “Note 18 – Share-Based Payments” to the Corporation’s financial statements for the financial year ended December 31, 2016. Option fair values were calculated in US dollars for the financial period ended December 31, 2016 and December 31, 2015. In the financial period ended December 31, 2014, option fair value was calculated in Canadian dollars and converted into US dollars using an average annual exchange rate of: Cdn$1 to US$0.9054.

(3)	These amounts include retirement savings benefits contributed by the Corporation under the Corporation’s 401k plan.

(4)	Mr. Antony was paid a succession bonus upon the appointment of Mr. Chalmers as COO on July 1, 2016 of $150,000 in cash$375,000 paid in RSUs in lieu of cash.

(5)	Includes $58,055.16 in compensation to Mr. Goranson related to relocation.

(6)	Includes payout of all accrued vacation pay, as a result of a reduction in the amount of vacation permitted to be accrued.

(7)
Mr. Goranson was appointed as Executive Vice President, ISR Operations effective June 18, 2015. From December 2, 2013 to June 18, 2015, Mr. Goranson was President of Uranerz , which became a wholly owned subsidiary of the Corporation on June 18, 2015. Amounts shown do not include amounts paid to Mr. Goranson by Uranerz prior to June 18, 2015.

(8)	Mr. Roberts retired as Executive Vice President, Conventional Operations, effective January 31, 2017.

(9)	Mr. Zang was appointed CFO of the Corporation effective February 15, 2014. Prior thereto, Mr. Zang was Controller and Chief Accounting Officer.

Incentive Plan Awards

The table below shows the number of Options and RSUs outstanding for each NEO and their value as at December 31, 2016 based on the last trade of the Common Shares on the NYSE MKT prior to the close of business on December 31, 2016 of US$1.64.

Outstanding Share-Based Awards and Option-Based Awards

	Option-Based Awards				Share-Based Awards
Name	Number of Securities Underlying Unexercised Options(1)	Option Exercise Price (US$)(1)(2)	Option Expiration Date	Value of Unexercised In-the-Money Options (US$)	Number of Shares or Units of Shares that Have Not Vested (#)(3)	Market or Payout Value of Share-Based Awards that Have Not Vested (US$)	Market or Payout Value of Vested Share-Based Awards Not Paid Out or Distributed (US$)
Stephen P. Antony	19,200 20,000 16,000 40,000	11.54 8.56 6.52 6.74	3/7/2017 8/27/2017 7/16/2018 1/23/2019	Nil Nil Nil Nil	370,148	607,042	Nil
David C. Frydenlund	7,000 8,000 20,000	8.56 6.52 6.74	8/13/2017 7/16/2018 1/13/2019	Nil Nil Nil	110,086	180,540	Nil
W. Paul Goranson	63,750 18,615	4.16 4.48	12/1/2023 6/16/2025	Nil Nil	102,425	167,976	Nil
Harold R. Roberts(4)	12,000 10,000 20,000	8.56 6.52 6.74	8/13/2017 7/16/2018 1/23/2019	Nil Nil Nil	99,124	162,564	Nil
Daniel G. Zang	6,000 6,000 20,000	5.96 6.52 6.74	5/10/2018 7/16/2018 1/23/2019	Nil Nil Nil	105,848	173,590	Nil

Notes:
(1) The number of Options and the exercise price of the Options have been adjusted to take into account the Consolidation.
(2) The Options were granted and are reported in Canadian dollars and were translated into US dollars at the December 31, 2016 foreign exchange rate of 1 Cdn$ = $0.7448 US dollar.
(3) The share-based awards were comprised of RSUs, which were granted during 2015 and 2016. One half of the RSU’s vest on the first anniversary of the date of grant, another 25% will vest on the second anniversary of the date of grant and the remaining 25% will vest on the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.
(4) Mr. Roberts retired as Executive Vice President, Conventional Operations, effective January 31, 2017.

Incentive Plan Awards – Value Vested or Earned

Name	Option-Based Awards – Value Vested During the Year (US$)	Share-Based Awards – Value Vested During the Year (US$)	Non-Equity Incentive Plan Compensation – Value Earned During the Year (US$)
Stephen P. Antony	Nil	77,633	127,000
David C. Frydenlund	Nil	39,374	73,000
W. Paul Goranson	Nil	23,056	43,000
Harold R. Roberts(1)	Nil	30,284	45,000
Daniel G. Zang	Nil	30,347	73,000

Notes:

(1)	Mr. Roberts retired as Executive Vice President, Conventional Operations, effective January 31, 2017.

Pension Plan Benefits and Deferred Compensation Plans

The Corporation does not provide defined pension plan benefits or any other pension plans that provide for payments or benefits at, following or in connection with retirement to its directors or officers.

The Corporation does not have any deferred compensation plans relating to its NEOs.

The Corporation has a 401k plan for the benefit of all of its employees. Under the 401k plan employees are entitled to contribute up to statutorily permitted amounts, and the Corporation matches 100% of contributions up to the first 3% of base salary, and 50% of contributions up to the next 2% of base salary made by each employee into his or her 401k plan.

Employment Agreements and Termination and Change of Control Benefits

The Corporation has employment agreements with each of the NEOs. A summary of the material terms of each employment agreement is set out below.

The events that trigger payment to an NEO on account of a termination or a change of control are negotiated and documented in each employment contract. These benefits attempt to balance the protection of the employee upon the occurrence of such events with the preservation of the executive base in the event such a change of control occurs. As noted below, there are certain circumstances that trigger payment, vesting of stock options, or RSUs, or the provision of other benefits to an NEO upon termination and change of control.

Stephen P. Antony

Mr. Antony’s employment agreement, effective as of October 1, 2015, has a term of three years, and is subject to earlier termination as described below. Mr. Antony’s base salary is $399,295 per annum, subject to annual review and increase at the discretion of the Board. Mr. Antony is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the then applicable Corporation benefit plans. In addition, Mr. Antony is eligible for the award of annual cash incentive compensation, in accordance with the Corporation’s STIP (see “Compensation Discussion and Analysis – Performance Goals”, above), and to receive compensation under the Corporation’s Equity Incentive Plan (see “Compensation Discussion and Analysis – Equity Incentive Awards”, above), although any such bonuses or compensation are at the discretion of the Corporation.

Mr. Antony will be entitled to a succession bonus (the “Succession Bonus”) in the total amount of $1,350,000 in connection with the appointment by the Board of a replacement President and Chief Executive Officer. The Succession

Bonus will be paid as to one-third upon employment by the Corporation of a candidate suitable to the Board as Chief Operating Officer, as to an additional one-third (for a cumulative total of two-thirds upon Board appointment of a candidate as President of the Corporation, and as to the remaining balance of the Succession Bonus upon Board appointment of a candidate as President and Chief Executive Officer of the Corporation. At the discretion of Mr. Antony, the Succession Bonus may be paid in cash or RSUs or any combination thereof, with the value of the RSUs to be issued equal to the cash amount that would have been paid had the RSUs not been issued multiplied by 125%, and with all such RSUs vesting on the next regular vesting day for outstanding RSUs previously granted to Mr. Antony. Any amounts paid as Succession Bonus will be deducted from any severance amounts otherwise payable on a termination without just cause, termination due to disability, upon the death of Mr. Antony, or termination or resignation with good reason upon a change of control. Upon appointment of a successor President and Chief Executive Officer, Mr. Antony will retire from the Corporation. Upon such retirement, in addition to the payment of the Succession Bonus described above, all of Mr. Antony’s unvested stock options and RSUs will automatically vest, and all vested stock options will remain exercisable for six months after retirement. On the appointment of Mr. Mark Chalmers as Chief Operating Officer on July 1, 2016, Mr. Antony was paid one third of his Succession Bonus, being $450,000, of which he elected to receive $150,000 in cash, with the balance of $300,000 being satisfied by the grant of $375,000 in RSUs. Upon the appointment of Mr. Chalmers as President of the Corporation becoming effective on July 1, 2017, Mr. Antony will be entitled to receive an additional one-third of his Succession Bonus.

The Corporation may terminate Mr. Antony’s employment for just cause, without just cause or in the event of a disability. In the event Mr. Antony’s employment is terminated by the Corporation without just cause or upon a disability, or upon his death, he or his estate will be entitled to severance pay (the “Antony Severance Amount”) in an amount equal to two and one-half (2½) times his base salary at the time of termination plus the greater of (a) two and one-half (2½) times the highest aggregate cash bonus paid to him in any one of the previous three years; or (b) 15% times his base salary at the time of termination. The Antony Severance Amount will be reduced by any amounts paid as Succession Bonus. The estimated Antony Severance Amount payable to Mr. Antony in the case of such a termination, assuming that the termination took place on December 31, 2016, would be a cash payment in the amount of US$1,224,100 (which would be his normal severance of US$1,674,100 less any portion of the Succession Bonus paid, which as of December 3`1, 2016 was US$450,000).

Further, if within 12 months following a change of control, the Corporation or its successor terminates the employment of Mr. Antony, or Mr. Antony resigns for “good reason” (defined as the occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in his compensation level, taken as a whole, of more than five percent; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location) Mr. Antony will be entitled to receive the same Antony Severance Amount as described above for a termination without just cause under the normal course. The Antony Severance amount will be reduced by any amounts paid as Succession Bonus. In addition to the payment of the Antony Severance Amount described above, all of Mr. Antony’s unvested stock options and RSUs will automatically vest. The estimated Antony Severance Amount payable to Mr. Antony in the case of termination upon a change of control would be a cash payment in the amount of US$1,224,100, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Corporation of US$607,042, assuming that the triggering event took place on December 31, 2016.

Mr. Antony is subject to non-competition and non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Antony may not perform services for or acquire a beneficial interest (other than a beneficial interest of less than 1% of the outstanding shares of a public company) in any business in North America that competes with the Corporation without the prior written approval of the Corporation, and may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

David C. Frydenlund

Mr. Frydenlund’s employment agreement, effective as of March 1, 2016, has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Mr. Frydenlund’s base salary is $246,240 per annum, subject to review and increase at the discretion of the Corporation. Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the then applicable Corporation benefit plans extended to other employees of the Corporation with similar position or level. In addition, Mr. Frydenlund is eligible for the award of annual cash incentive compensation, in accordance with the Corporation’s STIP (see “Compensation Discussion and Analysis – Performance Goals”, above), and to receive compensation under the Corporation’s Equity Incentive Plan (see “Compensation Discussion and Analysis – Equity Incentive Awards”, above), although any such bonuses or compensation are at the discretion of the Corporation.

The Corporation may terminate Mr. Frydenlund’s employment for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in his compensation level, taken as a whole, of more than five percent; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location.

In the event Mr. Frydenlund’s employment is terminated by the Corporation without just cause or upon a disability, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Frydenlund Severance Amount”) in an amount equal to one and one-half (1½) times his base salary at the time of termination plus the greater of (a) one and one-half (1½) times the highest aggregate cash bonus paid to him in any one of the previous three years; or (b) 15% times his base salary at the time of termination. The estimated Frydenlund Severance Amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2016, would be a cash payment in the amount of US$521,610.

Further, in the event that upon a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Corporation’s obligations under Mr. Frydenlund’s employment agreement with the Corporation, then Mr. Frydenlund’s employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same Frydenlund Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Frydenlund’s employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Frydenlund Severance Amount described above, all of Mr. Frydenlund’s unvested stock options and RSUs will automatically vest. The estimated Severance Amount payable to Mr. Frydenlund in the case of termination upon a change of control would be a cash payment in the amount of US$521,610, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Corporation of US$180,540, assuming that the triggering event took place on December 31, 2016.

In addition to payment of the Frydenlund Severance Amount in either of the circumstances set out above, in the event of any termination, the Corporation will reimburse all direct costs of relocating Mr. Frydenlund and his family to Canada, provided such relocation occurs within 14 months from the date of termination. Such reimbursement will not apply to the extent the costs contemplated are paid by another employer.

Mr. Frydenlund is subject to non-competition and non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Frydenlund may not perform services for or acquire a beneficial interest (other than a beneficial interest of less than 1% of the outstanding shares of a public company) in any business in North America that competes with the Corporation without the prior written approval of the Corporation, and may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

W. Paul Goranson

Mr. Goranson’s employment agreement, effective as of March 1, 2016, has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Mr. Goranson’s base salary is $246,960 per annum, subject to review and increase at the discretion of the Corporation. Mr. Goranson is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the then applicable Corporation benefit plans to the same extent extended to other employees of the Corporation with similar position or level. In addition, Mr. Goranson is eligible for the award of annual cash incentive compensation, in accordance with the Corporation’s STIP (see “Compensation Discussion and Analysis – Performance Goals”, above), and to receive compensation under the Corporation’s Equity Incentive Plan (see “Compensation Discussion and Analysis – Equity Incentive Awards”, above), although any such bonuses or compensation are at the discretion of the Corporation.

The Corporation may terminate Mr. Goranson’s employment for just cause, without just cause or in the event of a disability. Mr. Goranson may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in his compensation level, taken as a whole, of more than five percent; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location.

In the event Mr. Goranson’s employment is terminated by the Corporation without just cause or upon a disability, or Mr. Goranson elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Goranson Severance Amount”) in an amount equal to one and one-half (1½) times his base salary at the time of termination plus the greater of (a) one and one-half (1½) times the highest aggregate cash bonus paid to him in any one of the previous three years; or (b) 15% times his base salary at the time of termination. The estimated Goranson Severance Amount payable to Mr. Goranson in the case of such a termination, assuming that the termination took place on December 31, 2016, would be a cash payment in the amount of US$434,940.

Further, in the event that upon a change of control, Mr. Goranson’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Corporation’s obligations under Mr. Goranson’s employment agreement with the Corporation, then Mr. Goranson’s employment will be deemed to have been terminated without just cause and Mr. Goranson will be entitled to receive the same Goranson Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Goranson’s employment is terminated without just cause or for a disability, or Mr. Goranson elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Goranson Severance Amount described above, all of Mr. Goranson’s unvested stock options and RSUs will automatically vest. The estimated Goranson Severance Amount payable to Mr. Goranson in the case of termination upon a change of control would be a cash payment in the amount of US$434,940, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Corporation of US$162,563, assuming that the triggering event took place on December 31, 2016.

Mr. Goranson is subject to non-competition and non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Goranson may not perform services for or acquire a beneficial interest (other than a beneficial interest of less than 1% of the outstanding shares of a public company) in any business in North America that competes with the Corporation without the prior written approval of the Corporation, and may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

Harold R. Roberts

Mr. Roberts retired from his position of Executive Vice President, Conventional Operations on January 31, 2017.
Under his previous employment agreement with the Corporation, Mr. Roberts is subject to non-competition and non-solicitation provisions for a period of 12-months after his retirement, under which Mr. Roberts may not perform services for or acquire a beneficial interest (other than a beneficial interest of less than 1% of the outstanding shares of a public company) in any business in North America that competes with the Corporation without the prior written approval of the Corporation, and may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

Daniel G. Zang

Mr. Zang’s employment agreement, effective as of March 1, 2016, has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Mr. Zang’s base salary is $246,240 per annum, subject to review and increase at the discretion of the Corporation. Mr. Zang is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the then applicable Corporation benefit plans extended to other employees of the Corporation with similar position or level. In addition, Mr. Zang is eligible for the award of annual cash incentive compensation, in accordance with the Corporation’s STIP (see “Compensation Discussion and Analysis – Performance Goals”, above), and to receive compensation under the Corporation’s Equity Incentive Plan (see “Compensation Discussion and Analysis – Equity Incentive Awards”, above), although any such bonuses or compensation are at the discretion of the Corporation.

The Corporation may terminate Mr. Zang’s employment for just cause, without just cause or in the event of a disability. Mr. Zang may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in his compensation level, taken as a whole, of more than five percent; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location.

In the event Mr. Zang’s employment is terminated by the Corporation without just cause or upon a disability, or Mr. Zang elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Zang Severance Amount”) in an amount equal to one and one-half (1½) times his base salary at the time of termination plus the greater of (a) one and one-half (1½) times the highest aggregate cash bonus paid to him in any one of the previous three years; or (b) 15% times his base salary at the time of termination. The estimated Zang Severance Amount payable to Mr. Zang in the case of such a termination, assuming that the termination took place on December 31, 2016, would be a cash payment in the amount of US$523,860.

Further, in the event that upon a change of control, Mr. Zang’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Corporation’s obligations under Mr. Zang’s employment agreement with the Corporation, then Mr. Zang’s employment will be deemed to have been terminated without just cause and Mr. Zang will be entitled to receive the same Zang Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Zang’s employment is terminated without just cause or for a disability, or Mr. Zang elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Severance Amount described above, all of Mr. Zang’s unvested stock options and RSUs will automatically vest. The estimated Zang Severance Amount payable to Mr. Zang in the case of termination upon a change of control would be a cash payment in the amount of US$523,860, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Corporation of US$173,590, assuming that the triggering event took place on December 31, 2016.

Mr. Zang is subject to non-competition and non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Zang may not perform services for or acquire a beneficial interest (other than a beneficial interest of less than 1% of the outstanding shares of a public company) in any business in North America that competes with the Corporation without the prior written approval of the Corporation, and may not solicit any business from any customer, client or business relation of the Corporation, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Corporation.

Compensation Committee Report

Based on the Compensation Committee’s review of the Compensation Discussion and Analysis and discussions with the Board and the Corporation’s management, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this Circular.

Submitted by the members of the Compensation Committee of the Board:

J. Birks Bovaird
Bruce Hansen
Ron F. Hochstein, Chair

Director Compensation

Director Compensation Table

The Corporation’s policy with respect to directors’ compensation was developed by the Board, on recommendation of the Compensation Committee. The following table sets forth the compensation awarded, paid to or earned by the directors of the Corporation during the most recently completed financial year. Directors of the Corporation who are also officers or employees of the Corporation are not compensated for service on the Board; therefore no fees are payable to Stephen P. Antony for his service as a director of the Corporation.

Name	Fees Earned (US$)(1)	Share-Based Awards (US$)(2)	Option-Based Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	Pension Value (US$)	All Other Compensation (US$)	Total (US$)
J. Birks Bovaird	55,000	90,000	Nil	Nil	Nil	Nil	145,000
Ames Brown	41,417	70,000	Nil	Nil	Nil	Nil	111,417
Paul A. Carroll	45,833	75,000	Nil	Nil	Nil	Nil	120,833
Glenn Catchpole(3)	45,833	75,000	Nil	Nil	Nil	Nil	120,833
Bruce D. Hansen	50,667	85,000	Nil	Nil	Nil	Nil	135,667
Dennis Higgs	41,417	70,000	Nil	Nil	Nil	Nil	111,417
Ron F. Hochstein(3)	45,833	75,000	Nil	Nil	Nil	Nil	120,833
Joo Soo Park(4)	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Hyung Mun Bae(5)	11,250	70,000	Nil	Nil	Nil	Nil	81,250

Notes:

(1)	All fees were calculated in US dollars. Messrs. Bovaird, Carroll, Higgs and Hochstein were then paid in Cdn$ equivalents based on rates at the time of payment.

(2)
The share-based awards were comprised of RSUs, which were granted during 2016. One half of the RSU’s vested on January 27, 2017, another 25% will vest on January 27, 2018 and the remaining 25% will vest on January 27, 2019. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(3)	Messrs. Catchpole and Hochstein will not be standing for re-election at the Meeting.

(4)	Mr. Park resigned as a director effective January 20, 2016.

(5)	Mr. Bae was appointed as a director effective January 27, 2016 and resigned as a director effective January 16, 2017.

Retainer and Meeting Fees

The Corporation’s director compensation program is designed to enable the Corporation to attract and retain highly qualified individuals to serve as directors. Based on advice from the Harlon Group, to ensure that the compensation payable to the Corporation’s directors is in line with the peer group used for determining NEO compensation, and on recommendation of the Compensation Committee, effective January 1, 2016, the compensation payable to directors, which is paid only to non-employee directors, was:

•	annual retainer for board member of $45,000;

•	annual retainer for committee (other than Audit Committee) Chairs of $50,000;

•	annual retainer for audit committee Chair of $55,000;

•	annual retainer for Chair of the Board of $60,000;

•	reimbursement of related travel and out-of-pocket expenses; and

•	no additional fees for attendance at Board or committee meetings.

In light of difficult commodity market conditions and to allow the Corporation to preserve its cash position, effective October 1, 2016, the Board reduced the compensation payable to directors to the following amounts:

•	annual retainer for board member of $30,667;

•	annual retainer for committee (other than Audit Committee) Chairs of $33,333;

•	annual retainer for audit committee Chair of $37,667;

•	annual retainer for Chair of the Board of $40,000;

•	reimbursement of related travel and out-of-pocket expenses; and

•	no additional fees for attendance at Board or committee meetings.

Incentive Plan Awards

The table below shows the number of stock options and RSUs outstanding for each director (other than Mr. Antony) and their value as at December 31, 2016 based on the last trade of the Common Shares on the NYSE MKT prior to the close of business on December 31, 2016 of US$1.64.

Outstanding Share-Based Awards and Option-Based Awards as at December 31, 2016

	Option-Based Awards				Share-Based Awards(1)
Name	Number of Securities Underlying Unexercised Options(2)	Option Exercise Price (US$)(2)(3)	Option Expiration Date	Value of Unexercised In-the-Money Options (US$)	Number of Shares or Units of Shares that Have Not Vested (US$)	Market or Payout Value of Share-Based Awards that Have Not Vested (US$)
J. Birks Bovaird (Chair)	7,200 20,000 10,000 10,000	11.20 8.31 6.32 6.54	3/7/2017 8/27/2017 7/16/2018 1/23/2019	Nil Nil Nil Nil	44,628	73,189
Ames Brown	Nil	Nil	Nil	Nil	33,019	54,151
Paul A. Carroll	7,200 20,000 10,000 10,000	11.54 8.56 6.52 6.74	3/7/2017 8/27/2017 7/16/2018 1/23/2019	Nil Nil Nil Nil	37,552	61,585
Glenn Catchpole(4)	31,875 17,850 34,425 34,425 54,825 18,615	10.36 5.22 7.42 5.18 4.79 4.48	1/7/2018 1/5/2020 12/12/2021 12/16/2022 7/11/2023 1/16/2025	Nil Nil Nil Nil Nil Nil	35,377	58,018
Bruce D. Hansen	7,200 20,000 10,000 10,000	11.54 8.56 6.52 6.74	3/7/2017 8/27/2017 7/16/2018 1/23/2019	Nil Nil Nil Nil	42,269	69,321
Dennis Higgs	15,937 5,100 8,925 17,212 17,212 27,412 18,615	10.36 2.55 5.22 7.42 5.18 4.79 4.48	1/7/2018 1/5/2019 1/5/2020 12/12/2021 12/16/2022 7/11/2023 1/16/2025	Nil Nil Nil Nil Nil Nil Nil	33,019	54,151
Ron F. Hochstein(4)	20,000 10,000 10,000	8.56 6.52 6.74	8/27/2017 7/16/2018 1/23/2019	Nil Nil Nil	37,552	61,585
Joo Soo Park(5)	Nil	Nil	Nil	Nil	Nil	Nil
Hyung Mun Bae(6)	Nil	Nil	Nil	Nil	33,019	54,151

Notes:

(1)
The share-based awards were comprised of RSUs, which were granted during 2015 and 2016. One half of the RSU’s vest on the first anniversary of the date of grant, another 25% will vest on the second anniversary of the date of grant and the remaining 25% will vest on the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(2)    The number of options and the exercise price of the options have been adjusted to take into account the Consolidation.

(3)	The Options were granted and are reported in Canadian dollars and were translated into US dollars at the December 31, 2016 foreign exchange rate of 1 Cdn$ = $0.7448 US dollar.

(4)	Messrs. Catchpole and Hochstein will not be standing for re-election at the Meeting.

(5)	Mr. Park resigned as a director effective January 20, 2016.

(6)	Mr. Bae was appointed a director effective January 27, 2016 and resigned as a director effective January 16, 2017.

Incentive Plan Awards – Value Vested or Earned During the 12-Month Period Ended December 31, 2016

Name	Option-Based Awards – Value Vested During the Year (US$)	Share-Based Awards – Value Vested During the Year (US$)	Non-Equity Incentive Plan Compensation – Value Earned During the Year (US$)
J. Birks Bovaird	Nil	4,633	Nil
Ames Brown	Nil	Nil	Nil
Paul A. Carroll	Nil	4,633	Nil
Glenn J. Catchpole(1)	Nil	Nil	Nil
Bruce D. Hansen	Nil	4,633	Nil
Dennis L. Higgs	Nil	Nil	Nil
Ron F. Hochstein(1)	Nil	4,633	Nil
Joo Soo Park(2)	Nil	Nil	Nil
Hyung Mun Bae(3)	Nil	Nil	Nil

(1)	Messrs. Catchpole and Hochstein will not be standing for re-election at the Meeting.

(2)	Mr. Park resigned as a director effective January 20, 2016.

(3)	Mr. Bae was appointed a director effective January 27, 2016 and resigned as a director effective January 16, 2017.

Share Ownership Requirement

At its meeting held on January 23, 2014, the Board adopted a share ownership requirement for Board members. It provides that all non-employee directors must own a requisite number of Common Shares by the later of five years from the commencement of their directorship or the date on which the Common Share ownership requirement was adopted. Under this requirement, non-employee directors are required to own Common Shares with a value equal to twice the value of their annual director retainers. The Common Shares are valued at the higher of the price they were acquired or the year-end closing price of the Common Shares on the TSX for the previous year. Further, until such time as a non-employee director reaches his or her share ownership requirement, the non-employee director is required to hold 50% of all Common Shares received upon exercise of stock options (net of any the Common Shares utilized to pay for the exercise price of the option and tax withholding), and shall not otherwise sell or transfer any Common Shares. This requirement does not apply to a nominee of a shareholder of the Corporation pursuant to a contractual right of the shareholder to nominate one or more directors to the Board. Although not required to demonstrate compliance with this policy until the later of five years from the commencement of their directorships or January 23, 2014, a majority of the directors of the Corporation are currently in compliance with this policy.

Securities Authorized For Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2016, concerning options and RSUs outstanding pursuant to the Equity Incentive Plan as well as options outstanding Uranerz Replacement Options, which have been approved by shareholders:

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights (US$)(1)	Number of Common Shares remaining available for future issuance(1)
Energy Fuels Omnibus Equity Incentive Plan	2,354,856(2)	$5.40(3)	2,002,765
Uranerz Replacement Options	1,020,756	$5.98	Nil
Total	3,375,612	$5.69	2,002,765

Notes:
(1) The number of Common Shares, and the exercise price thereof, has been adjusted to take into account the Consolidation.
(2) Includes 1,330,469 stock options and 1,024,756 RSUs. With a few exceptions, each RSU generally vests as to 50% one year after the date of grant, as to another 25% two years after the date of grant and as to the remaining 25% three years after the date of grant. Upon vesting, each RSU entitles the holder to receive one Common Share without any additional payment.
(3) 1,024,756 RSUs have been excluded from the weighted average exercise price because they have no exercise price.

2015 Omnibus Equity Incentive Compensation Plan

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan.

Employees, directors and consultants of the Corporation and its affiliates are eligible to participate in the Equity Incentive Plan (the “Eligible Participants” and, following the grant of an award (an “Award”) pursuant to the Equity Incentive Plan, the “Participants”). The Board or a committee authorized by the Board (the “Committee”) will be responsible for administering the Equity Incentive Plan.

The Equity Incentive Plan will permit the Committee to grant Awards for non-qualified stock options (“NQSOs”), incentive stock options (“ISOs” and together with NQSOs, “Options”), stock appreciation rights (“SARs”) restricted stock (“Restricted Stock”), RSUs, deferred share units (“DSUs”), performance shares (“Performance Shares”), performance units (“Performance Units”) and stock-based awards (“SBAs”) to Eligible Participants.

Common Shares Issuable Pursuant to the Equity Incentive Plan

The number of Common Shares reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then issued and outstanding Common Shares from time to time. Subject to applicable law, the requirements of the TSX or the NYSE MKT and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants. The number of Common Shares reserved for issuance to insiders of the Corporation pursuant to the Equity Incentive Plan together with all other share compensation arrangements shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Corporation will not exceed an aggregate of 10% of the outstanding Common Shares.

Ongoing Shareholder Approval of the Equity Incentive Plan

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of Common Shares issuable thereunder based on a percentage of the outstanding Common Shares from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of the Corporation every three years.

Types of Awards

Options

The Committee may grant Options to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion. ISOs may be granted only to employees of the Corporation or a parent subsidiary corporation of the Corporation within the meaning of Section 424 of the U.S. Internal Revenue Code of 1986. The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the “FMV”) of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE MKT for the five trading days immediately prior to the grant date; or (b) the closing price of the Corporation’s Common Shares on the TSX or the NYSE MKT on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the Corporation’s Common Shares (a “Significant Stockholder”) shall not be less than 110% of the FMV.

Options will vest and become exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee in each instance approves.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days after the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period.

Stock Appreciation Rights

A stock appreciation right or an SAR entitles the holder to receive the difference between the FMV of a Common Share on the date of exercise and the grant price. The Committee may grant SARs to any Eligible Participant at any time and on such terms as will be determined by the Committee and may grant SARs in tandem with Options or as standalone SARs. The grant price of an SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Corporation’s Common Shares on the day of grant. The grant price of an SAR granted in tandem with an Option will be equal to the price of the related Option. SARs will vest and become exercisable upon whatever terms and conditions the Committee, in its discretion, imposes. Additionally, tandem SARs will only be exercisable upon the surrender of the right to receive Common Shares under the related Options. SARs will expire at such time as the Committee determines and, except as determined otherwise by the Committee and specified in the Award Agreement, no SAR will be exercisable later than the tenth anniversary date of its grant.

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise over the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares or some combination thereof.

Restricted Stock and RSUs.

Restricted Stock are awards of common shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events, over a period of time, as determined by the Committee. RSUs are similar to Restricted Stock, but provide a right to receive Common Shares or cash or a combination of the two upon settlement. The Committee may grant Restricted Stock and/or RSUs to any Eligible Participant at any time and on such terms as the Committee determines. The specific terms, including the number of Restricted Stock or RSUs awarded, the restriction period, the settlement date and any other restrictions or conditions that the Committee determines to impose on any Restricted Stock or RSU shall be set out in an Award Agreement.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period; however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Unless otherwise determined by the Committee or as set out in any Award Agreement, no RSU will vest later than three years after the date of grant.

Deferred Share Units (“DSUs”).

DSUs are awards denominated in units that provide the holder with a right to receive Common Shares or cash or a combination of the two upon settlement. The Committee may grant DSUs to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion and as will be set out in the applicable Award Agreement.

Performance Shares and Performance Share Units.

Performance Shares are awards, denominated in Common Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The Committee may grant Performance Shares and/or Performance Units to any Eligible Participant at any time, in such number and on such terms as may be determined by the Committee in its discretion. Each Performance Share and Performance Unit will have an initial value equal to the FMV of a Common Share on the date of grant. The Committee will set performance criteria for a Performance Share or Performance Unit in its discretion and the period of time during which the performance criteria must be met. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards.

The Committee may, to the extent permitted by the TSX and the NYSE MKT, as applicable, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to such terms and conditions as the Committee determines. Such SBAs may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares.

Assignability

Other than Restricted Stock and RSUs, Awards will be non-transferable and non‑assignable except as provided in an Award Agreement, by will or by the law of descent and distribution. Such Awards will be exercisable during the Participant’s lifetime only by the Participant. Restricted Stock and RSUs will be non-transferable and non-assignable until the end of the applicable period of restriction specified in the Award Agreement (and in the case of RSUs until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee.

Cessation of Awards

Death.

If a Participant dies while an employee, officer or director of, or consultant to, the Corporation or an Affiliate: (i) any Options held by the Participant that are exercisable at the date of death continue to be exercisable by the executor or administrator of the Participant’s estate until the earlier of twelve months after the date of death and the date on which the exercise period of the particular Option expires and any Options that are not exercisable at the date of death shall immediately expire; (ii) any RSUs held that have vested as at the date of death will be paid to the Participant's estate, and any RSUs that have not vested as at the date of death will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Termination other than Death.

Upon termination of the Participant’s employment or term of office or engagement with the Corporation for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not vested at the termination date will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Corporate Reorganization and Change of Control

Corporate Reorganization.

In the event of any merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Corporation, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution to stockholders of the Corporation, or any similar corporate event or transaction (a “Corporate Reorganization”), the Committee will make or provide for such adjustments or substitutions as are equitably necessary in: (i) the number and kind of securities that may be issued under the Equity Incentive Plan, (ii) the number and kind of securities subject to outstanding Awards, (iii) the price applicable to outstanding Awards, (iv) the award limits, (v) the limit on issuing Awards except as provided for in the Equity Incentive Plan, and (vi) any other value determinations applicable to outstanding Awards or to the Equity Incentive Plan.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

Change of Control.

In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which the Common Shares are listed or as otherwise provided in any Award Agreement, (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based RSUs, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Corporation or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or the NYSE MKT or another established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant’s employment with the Corporation, and Affiliate or a successor Corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a)	making any acceleration of or other amendments to the general vesting provisions of any Award;

(b)
waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c)	making any amendments to add covenants or obligations of the Corporation for the protection of Participants;

(d)
making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a “housekeeping” matter; or

(e)	making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Corporation’s shareholders are: (i) a reduction in the price of a previously granted Option or SAR benefitting an insider; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; and (v) any amendment to the amendment provisions of the Equity Incentive Plan.

2013 Option Plan

The 2013 Option Plan, which replaced a prior option plan, was approved by the Board on January 25, 2013 and ratified by shareholders on March 6, 2013.

Common Shares Issuable Under 2013 Option Plan.

The 2013 Option Plan provides that the maximum number of Common Shares issuable thereunder shall not exceed the number which represents 10% of the issued and outstanding Common Shares. The 2013 Option Plan limits the number of Common Shares that may be issued at any time to insiders of the Corporation, together with all security-based compensation arrangements of the Corporation, to an amount that may not exceed 10% of the issued and outstanding Common Shares as of the date of the grant, and the number of Common Shares which may be issued to such insiders within any one year period to an amount that may not exceed 10% of the issued and outstanding Common Shares.

Administration.

The 2013 Option Plan is administered by the Board, or a committee of the Board. The Board, or a committee of the Board, is authorized to determine the participants to whom grants of options to purchase Common Shares may be made and, consistent with the provisions of the 2013 Option Plan, the terms and conditions of such grants.

Specific Terms of Stock Options.

The key features of the options available for grant under the 2013 Option Plan are as follows:

•
options may be granted to employees, directors, officers and consultants of the Corporation and its affiliates, as well as any other person engaged to provide services to the Corporation or an affiliate other than services provided in relation to a distribution of securities of the Corporation or an affiliate;

•
all options outstanding under the plan have a maximum term of 10 years from the date of grant, provided that if an option would expire during or immediately after a black out period during which the Corporation has imposed trading restrictions on its insiders then the expiry of such options shall be extended for 10 business days following the expiry of the blackout period;

•
the vesting schedule for any option shall be determined by the Board or the committee acting in its sole discretion, and shall be stated in the option agreement to be entered into between each optionee and the Corporation; and

•
the exercise price of all options issued under the plan shall be determined by the committee or the Board, but in any event may not be less than the volume weighted average trading price of the Corporation’s Common Shares on the TSX for the five trading days immediately preceding the date of grant.

Amendments.

The Board has the discretion to terminate, suspend, or make amendments to the 2013 Option Plan, or amend awards granted under it, without notice or shareholder approval, for the following purposes:

•
amendments to the general vesting provisions of each option or to the general term of each option, provided that no option held by an insider may be extended beyond its original expiry date and no option may be exercised after the tenth anniversary of the date of grant;

•	amendments to the provisions of the plan relating to the treatment of options upon a termination of employment;

•	amendments to add covenants of the Corporation for the protection of participants;

•
amendments not inconsistent with the plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a “housekeeping” matter; or

•	making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

The 2013 Option Plan provides that the approval of the TSX and shareholders of the Corporation will be required for the following amendments:

•	amendments which would increase the number of Common Shares issuable under the plan, or which would increase the number of Common Shares issuable to insiders;

•	amendments which would extend the period of time during which any option held by insiders granted under the plan may be exercised;

•	amendments which would reduce the exercise price of any options held by insiders;

•	amendments which would add any form of financial assistance to an eligible participant; and

•	amendments which would entitle the Board to amend any of the foregoing provisions without shareholder approval.

Adjustments.

In the event of certain events affecting the capitalization of the Corporation, including a stock dividend, or certain other corporate transactions, the Board may adjust the number of shares that may be acquired on the exercise of any outstanding options, and the exercise price of any outstanding options.

Assignability.

Options may not be assigned or transferred, with the exception of an assignment made to an executor or administrator of a deceased participant’s estate.

Cessation.

Unless the Board or a committee of the Board decides otherwise, the right to exercise options granted under the 2013 Option Plan terminates on the earlier of the expiry date and (i) the date that is 12 months after the optionee’s death; and (ii) 90 days after the optionee’s resignation or termination for any reason other than death. Any options held by the optionee that are not yet vested as at such date immediately expire and are cancelled and forfeited to the Corporation on that date. The Board or the Committee may, however, in its discretion, at any time prior to or following the foregoing events, permit the exercise of any or all options held by an optionee or permit the acceleration of vesting of any or all options.

Change in Control.

In the event of a “change in control”, as defined in the 2013 Option Plan, unless otherwise determined by the committee of the Board or the Board, any options outstanding immediately prior to the occurrence of a change in control event shall immediately vest and become fully exercisable. The committee and the Board also have the discretion to modify the terms of the options in the event of a change in control to cash settle any outstanding options or to convert or exchange any outstanding options into or for other rights or securities.

Strathmore Replacement Options

The Corporation issued 292,971 stock options of the Corporation (adjusted for the Consolidation) to the holders of options granted pursuant to the Strathmore Option Plan in connection with the acquisition of Strathmore on August 31, 2013. As of the date hereof, there are no stock options outstanding under the Strathmore Option Plan. These options are exercisable for Common Shares of the Corporation. No further stock options will be granted pursuant to the Strathmore Option Plan. All options under this plan have expired or have been forfeited.

Uranerz Replacement Options

On June 18, 2015, in connection with the acquisition of Uranerz, the Corporation issued 2,048,000 stock options of the Corporation, by assuming the then-existing options granted pursuant to the Uranerz 2005 Stock Option Plan, as amended on June 10, 2009 (the “2005 Stock Option Plan”). As of the date hereof, there are ● stock options outstanding under the 2005 Stock Option Plan. These options are now exercisable for Common Shares of the Corporation, adjusted to take into account the share exchange ratio applicable to that acquisition. No further stock options will be granted pursuant to the 2005 Stock Option Plan. The options have varying expiry dates with the last options expiring in June 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of March 23, 2017 regarding the ownership of our Common Shares by each NEO, each director and all of our directors and NEOs as a group. The Corporation is not aware of any person who owns more than 5% of our Common Shares.

The number of common shares beneficially owned and the percentage of common shares beneficially owned are based on a total of 70,125,924 common shares issued and outstanding as of March 23, 2017.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  Common shares subject to options that are exercisable within 60 days following March 23, 2017 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. No RSUs vest within 60 days after March 23, 2017. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Common Shares shown as beneficially owned by them.

As of March 23, 2017, there were 70,125,924 Common Shares issued and outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding the ownership of Common Shares as of March 23, 2017 by: (i) each of Energy Fuels’ directors; (ii) each of Energy Fuels’ NEOs; and (iii) all of Energy Fuels’ NEOs and directors as a group.

Beneficial ownership

Beneficial Owner (Executive Officers and Directors)(1)(2)	Shares of Common Stock Currently Owned	Shares of Common Stock Acquirable Within 60 days(3)	Total	Percent of Class(4)
Stephen P. Antony	214,371	95,200	309,571	0.44%
J. Birks Bovaird	28,285	47,200	75,485	0.11%
Ames Brown	1,756,030	Nil	1,756,030	2.50%
Paul A. Carroll	12,888	47,200	60,088	0.09%
Glenn J. Catchpole	184,005	192,015	376,020	0.54%
Mark S. Chalmers	10,810	Nil	10,810	0.02%
David C. Frydenlund	39,233	21,500	60,733	0.09%
W. Paul Goranson	34,388	82,365	116,753	0.17%
Bruce D. Hansen	24,822	47,200	72,022	0.10%
Dennis L. Higgs	572,806	110,413	683,219	0.97%
Ron F. Hochstein	37,842	40,000	77,842	0.11%
Daniel G. Zang	30,752	32,000	62,752	0.09%

Current Directors and Executive Officers as a Group (12)	2,946,232	715,093	3,661,325	5.22%

Notes:

(1)	Except as otherwise indicated, the address for each beneficial owner is 225 Union Blvd., Suite 600, Lakewood, Colorado 80228.

(2)
Harold R. Roberts, our former Executive Vice President, Conventional Operations, was a named executive officer during the financial year ended December 31, 2016. Mr. Roberts retired from his position effective on January 31, 2017 and therefore was not included on this table.

(3)
With respect to Energy Fuels’ named executive officers and Energy Fuels’ directors, this amount includes common shares, which could be acquired upon exercise of stock options which are either currently vested and exercisable or will vest and become exercisable within 60 days after March 23, 2017. No RSUs vest within 60 days after March 23, 2017.

(4)	Based on 70,125,924 Common Shares outstanding on March 23, 2017.

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS

Except as described in this Circular, no (i) officer, director promoter or affiliate of the Corporation, (ii) proposed director of the Corporation, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction during the two fiscal years ended December 31, 2016 and 2015 or in any proposed transaction which has materially affected or would materially affect the Corporation or its subsidiaries.

On December 23 and 25, 2015, Mr. Ames Brown, a director of the Corporation, acquired control or direction over a total of 1,000,000 Common Shares at market prices prevailing at the time of the transactions. The total price paid for the shares was approximately $2,311,335. Mr. Brown has advised the Corporation that he acquired the shares for investment purposes.

AUDIT COMMITTEE DISCLOSURE

The Corporation has a separately designated standing audit committee (the “Audit Committee”) which complies with the Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the requirements of the Company Guide. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The directors of the Corporation have determined that each member of the Audit Committee is considered to be “independent” and “financially literate” within the meaning of National Instrument 52-110 – Audit Committees (the “NI 52-110”). The Board has further determined that each member of the Audit Committee qualifies as a financial expert (as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act), is financially sophisticated, as determined in accordance with Section 803B(2)(iii) of the Company Guide, and is independent (as determined under Exchange Act Rule 10A-3 and section 803A and 803B of the Company Guide). The current members of the Corporation’s Audit Committee are: Ames Brown, Paul A. Carroll, Bruce D. Hansen and Ron F. Hochstein. Bruce D. Hansen is the Chair of the Audit Committee.

The Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities.  A copy of the Audit Committee charter can be found on our website at www.energyfuels.com. Our Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE MKT. During the fiscal year ended December 31, 2016, the Audit Committee met six times.

The Audit Committee is a committee established and appointed by and among the Board to assist the Board in fulfilling its oversight responsibilities with respect to the Corporation. In so doing, the Audit Committee provides an avenue of communication among the external auditor, management, and the Board. The Committee’s purpose is to ensure the integrity of financial reporting and the audit process, and that sound risk management and internal control systems are developed and maintained. In pursuing these objectives, the Audit Committee oversees relations with the external auditor, reviews the effectiveness of the internal audit function, and oversees the accounting and financial reporting processes of the Corporation and audits of financial statements of the Corporation.

Principal Accountant Fees and Services

Year Ended	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
December 31, 2016	C$679,916	C$123,050	C$48,202	Nil
December 31, 2015	C$825,180	C$186,822	C$57,700	Nil

Notes:
(1) “Audit Fees” are the aggregate fees billed by KPMG Toronto in auditing the Corporation’s annual financial statements. Included in the December 31, 2015 audit fees are C$175,000 related to the Corporation’s US GAAP conversion process.
(2) “Audit Related Fees” are fees billed by KPMG Toronto for the assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s statements or as related to a prospectus.
(3) “Tax Fees” are fees for professional services rendered by KPMG Toronto for tax compliance, tax advice and tax planning.
(4) “All Other Fees” consist of fees for product and services other than the services reported above.

Policy on Pre-approval by our Audit Committee of Services Performed by Independent Auditors

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All of the engagements and fees for the fiscal year ended December 31, 2016 were pre-approved by the Audit Committee.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the Corporation’s financial statements for the year ended December 31, 2016, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and our independent auditors.  The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions.  The Audit Committee met six times during the fiscal year ended December 31, 2016. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2016. The Audit Committee and the Board have also recommended the appointment of KPMG Denver as independent auditors for the Corporation for the fiscal year ending December 31, 2017.

Submitted by the Audit Committee Members:

Ames Brown
Paul A. Carroll
Bruce D. Hansen, Chair
Ron F. Hochstein

CORPORATE GOVERNANCE DISCLOSURE

The Board is currently comprised of eight directors.

The Board is responsible for determining whether or not each director is independent. This assessment is made in accordance with standards set forth in the Company Guide and the Corporation’s corporate governance policies. Under NI 52-110, a director is considered to be unrelated and independent by the Board if the Board determines that the director has no direct or indirect material relationship with the Corporation. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s judgment independent of management. With the assistance of the Governance and Nominating Committee, the Board reviews each director’s independence annually and upon the appointment or election of a new director. The Board last considered this matter at its meeting on March 23, 2017.

Seven of the eight directors are considered by the Board to be independent within the meaning of NI 52-110 and Section 803A of the Company Guide. Stephen P. Antony is not an independent director as he is the President and CEO of the Corporation. However, each of the remaining directors, namely, J. Birks Bovaird, Ames Brown, Paul A. Carroll, Glenn J. Catchpole, Bruce D. Hansen, Dennis L. Higgs, and Ron F. Hochstein are independent directors of the Corporation.

A number of directors of the Corporation are also directors of other reporting issuers. See “Particulars of Matters to be Acted Upon at the Meeting – Election of Directors”.

The Chair of the Board, J. Birks Bovaird, is not a member of management and is an unrelated and independent director. One of his principal responsibilities is to oversee the Board processes so that it operates efficiently and effectively in carrying out its duties and to act as a liaison between the Board and management.

The independent directors of the Board are encouraged by the Board to hold private sessions as such independent directors deem necessary in the circumstances. In the year ended December 31, 2016, the independent directors held separate in camera sessions following seven Board meetings, and had informal discussions from time to time.

The Board held a total of 14 meetings during the year ended December 31, 2016. The following table shows the number of Board meetings each director attended during that period.

Name	Number of Board Meetings Held While a director	Number of Board Meetings Attended
J. Birks Bovaird	14	14
Stephen P. Antony	14	11
Ames Brown	14	12
Paul A. Carroll	14	12
Glenn Catchpole	14	14
Bruce D. Hansen	14	12
Dennis Higgs	14	13
Ron F. Hochstein	14	12
Joo Soo Park(1)	0	0
Hyung Mun Bae (2)	13	2
Notes
(1) Mr. Park resigned from the Board effective January 20, 2016.
(2) Mr. Bae was appointed to the Board on January 27, 2016 and resigned from the Board effective January 16, 2017.

As is evident from the foregoing table, Mr. Bae attended fewer than 75% of the Board meetings held while he was a director.

Board members are not required, but are expected to make every effort, to attend the Annual Meeting of shareholders. A majority of the then sitting directors attended last year’s Annual Meeting.

Board Mandate

The Board’s mandate is set out in the Corporation’s Corporate Governance Manual as approved by the Board. The Board is responsible, directly and through its committees, for the supervision of the management of the business and affairs of the Corporation. The Board seeks to ensure the viability and long-term financial strength of the Corporation and the creation of enduring shareholder value. In pursuing these objectives, the Board will have regard to the best interests of shareholders and the Corporation and to the needs of its other stakeholders, including the needs of the communities in which the Corporation conducts its business and the needs of its employees and suppliers.

To assist the Board in the implementation of its mandate, it delegates some of its responsibility to committees. The Board reviews and approves the structure, mandate and composition of its committees. It also receives and reviews periodic reports of the activities and findings of those committees.

The Board selects and appoints the Corporation’s President and CEO and, through him or her, other officers and senior management to whom the Board delegates certain of its power of management. The Board approves strategy, sets targets, performance standards and policies to guide them; monitors and advises management; sets their compensation and, if necessary, replaces them.

The Board reviews and approves, for release to shareholders, quarterly and annual reports on the performance of the Corporation, and certain other material public communications. The Board has implemented a Corporate Disclosure Policy, which it reviews annually, to ensure effective communication between the Corporation, its shareholders, prospective investors, the public and other stakeholders, including the dissemination of information on a regular and timely basis. The CEO has dedicated a portion of his time to communicate with shareholders and prospective investors. Through its officers, the Corporation responds to questions and provides information to individual shareholders, institutional investors, financial analysts and the media.

The Board ensures that mechanisms are in place to guide the organization in its activities. The Board reviews and approves a broad range of internal control and management systems, including expenditure approvals and financial controls. Management is required by the Board to comply with legal and regulatory requirements with respect to all of the Corporation’s activities.

Position Descriptions

The Board has adopted a written position description for the CEO of the Corporation. The primary role of the CEO is to develop and recommend to the Board a long-term strategy and vision for the Corporation that leads to the creation of shareholder value, to develop and recommend to the Board annual business plans and budgets that support the Corporation’s long term strategy, and to ensure that the day-to day business affairs of the Corporation are appropriately managed, including evaluation of the Corporation’s operating performance and initiating appropriate action where required. In order to fulfill this role, the CEO is expected to ensure that the Corporation has an effective management team and to have an active plan for its development and succession, and to foster a corporate culture that promotes ethical practices, encourages individual integrity and fulfills social responsibility, including ensuring that the Corporation is in compliance with its Corporate Disclosure Policy and Environment, Health and Safety Policy and internal controls and procedures. Finally, the CEO is expected to ensure that the Corporation builds and maintains strong, positive relationships with its investors, employees and the corporate and public community.

The position description for the Chair of the Board is set out in the Corporation’s Corporate Governance Manual. The primary role of the Chair is to provide leadership to the Board, to ensure that the Board can function independently of management and fully discharges its duties. This involves acting as a liaison between the Board and management, working with management to schedule Board meetings and with committee chairs to coordinate scheduling committee meetings, ensuring the appropriate agendas for meetings, ensuring the proper flow of information to the Board, and reviewing the adequacy and timing of documented material in support of management’s proposals. The Chair of the Board also works with the Governance and Nominating Committee to ensure proper committee structure, including assignments of members and committee Chairs, as well as chairs all meetings of the Board, and when requested by the CEO, meetings of shareholders.

The Board has developed written position descriptions for the Chair of each committee. The primary responsibilities of the Chair of each committee are to: develop the agenda for each meeting of the committee; preside over committee meetings; oversee the committee’s compliance with its Charter; work with management to develop the committee’s annual work plan; together with management, identify, review and evaluate matters of concern to the committee; and report regularly to the Board.

Orientation and Continuing Education

New directors are provided with a comprehensive information package on the Corporation and its management and are fully briefed by senior management on the corporate organization and key current issues. The information package includes contact information, the Corporation’s organizational chart, the Articles and By-Laws of the Corporation, the Corporation’s Corporate Governance Manual and certain key documents and plans such as the Corporation’s Equity Incentive Plan, Shareholder Rights Plan, Directors’ and Officers’ Insurance Policy and Indemnity Agreement. The Corporation’s Corporate Governance Manual describes the roles, responsibilities and mandates of the Board, its committees, its directors, the Chair of the Board, the Chairs of each committee and the CEO, and includes copies of all of the Corporation’s adopted codes and policies. In addition, new directors are introduced to the Corporation’s website, which includes the Corporation’s most recent annual filings, Management Information Circulars, press releases, material change reports and other continuous disclosure documents, all of which provide the information necessary for a new director to become familiar with the nature and operation of the Corporation’s business. Management is also available to answer any questions from or to provide any additional orientation for new directors that may be required. Visits to key operations may also be arranged for new directors.

Although the Corporation does not generally provide formal training programs for its directors, the Board encourages directors to participate in continuing education programs. One director has successfully completed a director certification program offered by a major Canadian university. In addition, Board members are often provided with notices and other correspondence from counsel and other advisors, which report on developments affecting corporate and securities law matters and governance generally. Any material developments affecting the ability of directors to meet their obligations as directors are brought to the attention of the Governance and Nominating Committee (the “GN Committee”) by management, and appropriate actions are taken by the GN Committee to ensure that directors maintain the skill and knowledge necessary to meet their obligations.

Ethical Business Conduct

The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) for directors, officers, and employees of the Corporation, which is contained in the Corporation’s Corporate Governance Manual. The Corporate Governance Manual is provided to each new director, and a copy of the Code is provided to each new employee. The Code is also published on the Corporation’s website at www.energyfuels.com. In addition, at the time of each annual meeting of shareholders, the directors and officers of the Corporation are required to affirm their compliance with the Code in writing.

The Code sets out in detail the core values and the principles by which the Corporation is governed, and addresses topics such as: conflicts of interest, including transactions and agreements in respect of which a director or executive officer has a material interest; protection and proper use of corporate assets and opportunities; confidentiality of corporate information; fair dealing with the Corporation’s security holders, customers, suppliers, competitors and employees; compliance with laws, rules and regulations; and reporting of any illegal or unethical behaviour. Under the Code and applicable law, any director or officer who has a material interest in a transaction or agreement is required to disclose his or her interest and refrain from voting or participating in any decision relating to the transaction or agreement.

The Corporation’s management team is committed to fostering and maintaining a culture of high ethical standards and compliance that ensures a work environment that encourages employees to raise concerns to the attention of management and that promptly addresses any employee compliance concerns. Under the Code, all directors, officers, and employees must take all reasonable steps to prevent contraventions of the Code, to identify and raise issues before they lead to problems, and to seek additional guidance when necessary. If breaches of the Code occur, they must be reported promptly. The Corporation maintains appropriate records evidencing compliance with the Code. It is ultimately the Board’s responsibility for monitoring compliance with the Code. The Board will review the Code periodically and review management’s monitoring of compliance with the Code, and if necessary, consult with members of the Corporation’s senior management team and Audit Committee, as appropriate, to resolve any reported violations of the Code. Any waivers from the Code that are granted for the benefit of the Corporation’s directors or executive officers shall be granted by the Board. Violations of the Code by a director, officer or employee are grounds for disciplinary action, up to and including immediate termination and possible legal prosecution.

Where a material departure from the Code by a director or executive officer constitutes a material change, the Corporation will file a material change report disclosing the date of the departure, the parties involved in the departure, the reason why the Board has or has not sanctioned the departure, and any measures the Board has taken to address or remedy the departure. No material change reports have been filed and no waivers of the Code have been made since the beginning of the year ended December 31, 2016 that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

The Corporation also expects all agents, consultants and contractors to comply with the Code.

Nomination of Directors

The Board has a Governance and Nominating Committee, which is composed entirely of independent directors. The GN Committee has the general responsibility for developing and monitoring the Corporation’s approach to corporate governance issues and for identifying and recommending to the Board nominees for appointment or election as directors. The GN Committee has a charter which can be found on the Corporation’s website at www.energyfuels.com. The GN Committee’s responsibilities include the following: assessing the effectiveness of the Board as a whole, the Chair of the Board, the committees of the Board and the contribution of individual directors on a periodic basis; ensuring that, where necessary, appropriate structures and procedures are in place to ensure that the Board can function independently of management; periodically examining the size of the Board, with a view to determining the impact of the number of directors upon effectiveness; identifying individuals qualified to become new Board members and recommending to the Board all director nominees for election or appointment to the Board; assessing directors on an ongoing basis; and recommending to the Board the members to serve on the various committees. In addition, the GN Committee reviews the Corporation’s disclosure of its corporate governance practices in the Corporation’s Circular each year.

During the year ended December 31, 2016, the GN Committee was responsible for proposing new candidates for Board nomination. In making its recommendations to the Board, the GN Committee considers what competencies and skills the Board, as a whole, should possess, the competencies and skills each existing director possesses, and the competencies and skills each new nominee will bring to the boardroom. The GN Committee also considers whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member.

Term Limits

It is proposed that each of the persons elected as a Director at the Meeting will serve until the close of the next annual meeting of the Corporation or until his successor is elected or appointed. The Board has not adopted a term limit for directors. The Board believes that the imposition of director term limits on a board may discount the value of experience and continuity amongst board members and runs the risk of excluding experienced and potentially valuable board members. The Board relies on an annual director assessment procedure in evaluating Board members and believes that it can best strike the right balance between continuity and fresh perspectives without mandated term limits. The Board has demonstrated the effectiveness of its approach, as four of the eight current directors, or 50% of the Board, have been appointed after 2010.

Board Diversity

On January 28, 2015, the Board adopted a written diversity policy that sets out the Corporation’s approach to diversity, including gender, on the Board and among the executive officers of the Corporation. The GN Committee and the Board aim to attract and maintain a Board and an executive team that have an appropriate mix of diversity, skill and expertise. All Board and executive officer appointments will be based on merit, and the skill and contribution that the candidate is expected to bring to the Board and the executive team, with due consideration given to the benefits of diversity.

Pursuant to the diversity policy, when considering the composition of, and individuals to nominate or hire to, the Board and the executive team, the GN Committee and the Board, as applicable, shall consider diversity from a number of aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or the executive team, the GN Committee and the Board, as applicable, consider the current level of diversity on the Board and the executive team.

The GN Committee and the Board are responsible for developing measurable objectives to implement the diversity policy and to measure its effectiveness. The GN Committee annually considers whether to set targets based on diversity for the appointment of individuals to the Board or the executive team, recognizing that notwithstanding any targets set in any given year, the selection of diverse candidates will depend on the pool of available candidates with the necessary skills, knowledge and experience. As at the date of this Circular, there are no women directors or members of the executive team.  At their March 2017 meetings, the GN Committee and the Board determined not to establish any targets for the upcoming year, given the current size of the Board and the range of expertise and experience of the proposed nominees for election at the Meeting.

Majority Voting Policy

On January 25, 2013, the Board adopted a majority voting policy. Pursuant to the majority voting policy, forms of proxy for meetings of the shareholders of the Corporation at which directors are to be elected provide the option of voting in favour, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favour of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board. The GN Committee and the Compensation Committee will review any such resignation and make a recommendation to the Board regarding whether or not such resignation should be accepted. The Board will determine whether to accept the resignation within 90 days following the shareholders’ meeting. If the resignation is accepted, subject to any corporate law restrictions, the Board may (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Corporation, (ii) fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders, or (iii) call a special meeting of the shareholders of the Corporation to consider the election of a nominee recommended by the Board to fill the vacant position. The majority voting policy applies only in the case of an uncontested shareholders’ meeting.

Compensation Committee

The Corporation has a Compensation Committee, which is comprised entirely of independent directors within the meaning of Section 805(c) of the Company Guide. The Compensation Committee has been delegated the task of reviewing and recommending to the Board the Corporation’s compensation policies, and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Corporation’s overall goals. The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO’s compensation level (including salary incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO’s compensation rests with the Board, taking into consideration the Compensation Committee’s recommendations, corporate and individual performance, and industry standards. The Compensation Committee has also been delegated the task of reviewing and approving for NEOs, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change in control agreements, although the ultimate decision relating to any stock option or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factors into decisions concerning compensation. The Compensation Committee has a charter which can be found on the Corporation’s website at www.energyfuels.com.

The Compensation Committee is also responsible for making recommendations to the Board with respect to the adequacy and form of compensation payable to and benefits of directors in their capacity as directors (including Board and committee retainers, meeting and committee fees, incentive compensation plans, and equity-based plans), so as to ensure that such compensation realistically reflects the responsibilities and risks involved in being an effective director. Additional responsibilities of the Compensation Committee include: (i) considering the implications of the risks associated with the Corporation’s compensation policies and practices and the steps that may be taken to mitigate any identified risks; (ii) reviewing executive compensation disclosure before the Corporation publicly discloses such information; and (iii) reviewing, and approving periodically management’s succession plans for executive management, including specific development plans and career planning for potential successors, and recommending them to the Board.

During the year ended December 31, 2016, the Compensation Committee was responsible for administering the executive compensation program of the Corporation. For further information regarding how the Board determines the compensation for the Corporation’s directors and officers please see “Executive Compensation” in this Circular.

Environment, Health and Safety Committee

The mining industry, by its very nature, can have an impact on the natural environment. As a result, environmental planning and compliance must play a very important part in the operations of any company engaged in these activities. The Corporation takes these issues very seriously and has established the Environment, Health and Safety Committee (“EHS Committee”) to assist the Board in fulfilling its oversight responsibilities for environmental, health and safety matters. The mandate of the EHS Committee is to oversee the development and implementation of policies and best practices relating to environmental, health and safety issues in order to ensure compliance with applicable laws, regulations and policies in the jurisdictions in which the Corporation and its subsidiaries carry on business. Due to the complexity of uranium exploration, mining, recovery and milling, the Board determined that it was appropriate that a member of management sit on the EHS Committee to ensure that technical expertise is properly brought before the EHS Committee. The fact that all of the members of the EHS Committee are not independent is balanced by the fact that a majority of the members of the EHS Committee and the Chair of the EHS Committee are independent, and that the key recommendations of the EHS Committee are considered by the full Board.

Assessments

The GN Committee distributes, receives and reviews the results of written Board effectiveness assessments each year. The assessments question members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. The assessments also include peer reviews of all other directors and a self-assessment as to each director’s effectiveness and contribution as a Board member. After the assessments are reviewed, the GN Committee reports the results to the Board and makes any recommendations to the Board to improve the Corporation’s corporate governance practices. This process occurs prior to the consideration by the GN Committee of nominations for Board member elections at the Annual Meeting of Shareholders each year.

The Role of the Board in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Corporation.  Risk management begins with the Corporation’s executive management team and is subject to oversight by the Corporation’s independent Board and Committees.

The Corporation’s executive officers assess and analyze on a continuous basis the most likely areas of risk faced by the Corporation.

Management’s risk assessments are overseen by the Corporation’s Board and Committees, each of which is independent of management. An independent Board and Committees is an essential element in the proper oversight of risks faced by the Corporation

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Compensation Committee considers risks related to the Corporation’s compensation programs and succession planning. The GN Committee considers risks related to the independence and effective functioning of the Board. The EHS Committee considers risks of the Corporation’s operations on public health, safety and the environment. The Board makes the ultimate decisions regarding material risk assessment matters.

Board Leadership Structure

The Board has reviewed our Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature and stage of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, and other relevant factors. Under the current Board leadership structure, the positions of Chairman of the Board and CEO are two separate and distinct positions. The Board of Directors believes such separation is appropriate at this time, as it enhances the accountability of the CEO to the Board of Directors and strengthens the independence of the Board of Directors from management.

COMMUNICATIONS TO THE BOARD

Shareholders may communicate directly with members of the Board, or the Board as a group, by writing directly to the individual Board member or the Board, c/o Curtis Moore, Vice President, Marketing & Corporate Development, at Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado, USA, 80228. Mr. Moore will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the full Board. Mr. Moore will review all communications, and if requested by the shareholders or if the matter relates to Corporation business, shall forward them to the appropriate Board member(s).

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, no insider of the Corporation or proposed nominee for election as director or any of their associates or affiliates had any material interest in any transactions involving the Corporation since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would affect the Corporation.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

During the most recently completed financial year, other than routine indebtedness as defined under Canadian securities laws, no director or executive officer of the Corporation, no proposed nominee for election as a director of the Corporation and no associate of any such director, executive officer or proposed nominee: (a) is, or at any time since the beginning of the most recently completed financial year has been, indebted to the Corporation or any of its subsidiaries, and (b) has any indebtedness to another entity that is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

ADDITIONAL INFORMATION

You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Copies of such materials also can be obtained free of charge at the SEC’s website, www.sec.gov, or by mail from the Public Reference Room of the SEC, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

We also make available, free of charge, on or through our Internet website, at www.energyfuels.com our annual report on Form 10-K and our current reports on Form 8-K and will make available our quarterly reports on Form 10-Q and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934.  Our Internet website and the information contained therein or connected thereto are not intended to be, and are not incorporated into this Circular.

Financial information is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for the 12-month period ended December 31, 2016 which are available on SEDAR and EDGAR or can be received upon written request to the Corporation at 225 Union Blvd., Suite 600, Lakewood, Colorado, USA 80228.

Additional information relating to the Corporation may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

The board of directors of the Corporation has approved the contents and the sending of this Circular.

DATED at Lakewood, Colorado, USA this 23rd day of March, 2017.

BY ORDER OF THE BOARD

(Signed) “Stephen P. Antony”
Stephen P. Antony, President and Chief Executive Officer

Appendix “A”
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2017
ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Union Blvd., Suite 600 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

303 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.    Change in Registrant’s Certifying Accountant

On March 23, 2017, the Board of Directors (the “Board”) of Energy Fuels Inc. (the “Registrant”) approved the change of its auditors from KPMG LLP, Toronto, Ontario (“KPMG Toronto”) to KPMG LLP, Denver, Colorado (“KPMG Denver”) effective March 31, 2017.  The change was made because the Registrant has switched to reporting its financial statements pursuant to United States generally accepted accounting principles and its principal place of business is located in a suburb of Denver.  Therefore, conducting the Registrant’s audit out of the Toronto office of KPMG LLP was no longer cost effective to the Registrant.  At the request of the Registrant and upon mutual agreement, KPMG Toronto has resigned as the principal independent registered public accountant of the Registrant effective March 31, 2017.  The request for resignation of KPMG Toronto was recommended and approved by the Registrant’s audit committee.

KPMG Toronto’s report of independent registered public accounting firm on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years and any interim period preceding the resignation of KPMG Toronto, the Registrant is not aware of any disagreements with KPMG Toronto on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG Toronto, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of KPMG Toronto.

KPMG Toronto has been provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

The Registrant, upon the recommendation of its audit committee, and effective March 31, 2017 has engaged KPMG Denver as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with KPMG Denver regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did KPMG Denver provide either a written report or oral advice that KPMG Denver concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to the United States Securities and Exchange Commission from KPMG LLP, Toronto, Ontario, dated March 28, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: March 28, 2017	By: /s/ David C. Frydenlund David C. Frydenlund Senior Vice President, General Counsel and Corporate Secretary

Appointment of Proxyholder

I/We, being holder(s) of Common Shares of Energy Fuels Inc. (the “Corporation”), hereby appoint: Stephen P. Antony, President and Chief Executive Officer, or, failing him, Daniel G. Zang, Chief Financial Officer, OR

___________________________________________________________________
Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual Meeting of Shareholders of the Corporation to be held at 10:00 a.m. (Mountain Time) on Wednesday, May 17th, 2017, at the offices of the Corporation, 225 Union Blvd., Suite 600, Lakewood, Colorado, 80228, USA (the “Meeting”), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution. The shares represented by this proxy are specifically directed to be voted as indicated below.
.CARY, NC 27512-9903
Please use a dark black pencil or pen.

1. Election of Directors	FOR	WITHHOLD	Election of Directors	FOR	WITHHOLD

1. Stephen P. Antony			5. Bruce D. Hansen

2. J. Birks Bovaird			6. Dennis L. Higgs

3. Ames Brown

4. Paul A. Carroll

2. Appointment of Auditors	FOR	WITHHOLD
Appointment of KPMG LLP, an independent registered public accounting firm, as auditor for 2017

3. IN HIS/HER DISCRETION with respect to amendments to the above matters and on such other business as may properly come before the meeting or any adjournment thereof.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.
If no voting instructions are indicated above, this Proxy will be voted FOR a matter by Management’s appointees or, if you appoint another proxy holder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.

Print Name	Signature(s)	Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All proxies must be received by 10:00a.m. (Toronto time) on Monday May 15, 2017.

Proxy Form – Annual Meeting of Shareholders of Energy Fuels Inc. to be held on May 17, 2017 (the “Meeting”)

Notes to Proxy
1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. You have the right to appoint a person other than as designated herein to represent you at the Meeting, by striking out the names of the persons designated above and inserting such other person’s name in the blank space provided and delivering the completed proxy to CST Trust Company Inc. in the envelope provided.

4. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Management Information Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

5. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of securities indicated on the proxy.
All holders should refer to the Management Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of Management of the Corporation.

How to Vote

INTERNET

Go to www.cstvotemyproxy.com
Cast your vote online
View Meeting documents

To vote using your smartphone, please scan this QR Code ➔

TELEPHONE

Use any touch-tone phone, call toll free in Canada and United States **1-888-489-5760** and follow the voice instructions.

To vote by telephone or Internet you will need your control number. If you vote by Internet or telephone, do not return this proxy.

MAIL, FAX or EMAIL

Complete and return your signed proxy in the envelope provided or send to:

CST Trust Company
P.O. Box 721
Agincourt, ON M1S 0A1

You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxy@canstockta.com.

An undated proxy is deemed to be dated on the day it was received by CST.

All proxies must be received by 10:00a.m. (Toronto time), on Monday, May 15, 2017, or if the Meeting is adjourned, by 10:00a.m. (Toronto time) on the last business day preceding the day to which the Meeting is adjourned

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting of Energy Fuels Inc.
To Be Held on Wednesday, May 17, 2017

Dear Investor:

Please find attached your form of voting instruction form for the Annual Meeting of shareholders of Energy Fuels Inc. (the “Corporation”) to be held at the offices of the Corporation at 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA on Wednesday, May 17, 2017 at 10:00 am (Mountain time) (the “Meeting”). The following matters will be reviewed and voted upon at this meeting:

•	Election of directors, as detailed on page 4 of the management information circular of the Corporation dated March 23, 2017 (the “Management Information Circular”)

•	Appointment of independent registered public accounting firm as auditor for 2017, as detailed on page 9 of the Management Information Circular

•	Other business as may be properly brought before the meeting

Pursuant to applicable Canadian and United States securities rules, companies are no longer required to distribute physical copies of certain annual meeting related materials such as management information circulars and annual financial statements to their investors. Instead, they may post electronic versions of such material on a website for investor review. This process, known as “notice-and-access”, directly benefits the Corporation through a substantial reduction in both postage and material costs and also helps the environment through a decrease in paper documents that are ultimately discarded.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Electronic copies of investor materials related to the Meeting, including the Management Information Circular, may therefore be found at, and downloaded from www.meetingdocuments.com/cst/EFR or from the Corporation’s web page on SEDAR at www.sedar.com or on EDGAR at www.sec.gov. Investors are reminded to review the Management Information Circular before voting at the Meeting.

You have a number of options to vote your proxy:

•	Via Internet - go to www.cstvotemyproxy.com;

•	With your smart phone using the QR code on the proxy;

•	By telephone call 1-888-489-5760;

•	Fax your signed proxy to 1-866-781-3111;

•	Return your signed proxy by mail using the enclosed business reply envelope; or

•	Scan and send your signed proxy to proxy@canstockta.com.

However you choose to vote, we must receive your vote by no later than 10:00 am (Toronto time) on May 15, 2017, or if the Meeting is adjourned, no later than 10:00 am. (Toronto time) on the last business day preceding the day to which the Meeting is adjourned. We also strongly encourage you to first review the matters under discussion for the meeting as described in the Management Information Circular at www.meetingdocuments.com/cst/EFR.

Should you wish to receive paper copies free of charge of investor materials related to the Meeting,

including the form of proxy and the management information circular, the Corporation’s audited financial statements or its Annual Report on Form 10-K or have any questions, please contact us at 1-888-433-6443 or fulfilment@canstockta.com prior to May 5, 2017 and we will send them within three business days, giving you sufficient time to vote your proxy. Following the Meeting, the documents will remain available at the website listed above for a period of one year.

ENERGY FUELS INC.
(the “Corporation”)

ANNUAL REQUEST FOR FINANCIAL STATEMENTS

TO:    REGISTERED AND BENEFICIAL SHAREHOLDERS

In accordance with National Instrument 51-102, shareholders (including beneficial owners) may elect annually to have their names added to the Supplemental Mailing List of the Corporation. If you wish to receive the Form 10-K, annual financial statements and management’s discussion and analysis (“MD&A”) for the annual financial statements, the interim financial statements and MD&A for the interim financial statements of the Corporation, or both, you must complete this form and forward it, either with your proxy or separately, to our transfer agent:

CST Trust Company
P.O. Box 700, Postal Station B
Montreal, QC H3B 3K3

I hereby certify that I am a shareholder of the Corporation. Please put my name on your Supplemental Mailing List for the Corporation and send me the documents as indicated below:

Form 10-K, Annual Financial Statements and Annual MD&A of the Corporation

Interim Financial Statements and Interim MD&A of the Corporation

Copies of these documents may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, or on the Corporation’s website at www.energyfuels.com.
DATED the         day of                , 2017.

(First Name and Surname)

(Number and Street) (Apartment/Suite)

(City)             (Province)

(Postal Code)

(Signature of Shareholder)